Exhibit 4.2

[FORM OF SUPPLEMENTAL INDENTURE]

SUPPLEMENTAL INDENTURE

between

GOLDEN CREDIT CARD TRUST®

by

COMPUTERSHARE TRUST COMPANY OF CANADA
as Issuer Trustee

and

CIBC MELLON TRUST COMPANY
as Indenture Trustee

relating to the

[●%] CREDIT CARD RECEIVABLES-BACKED
CLASS A [FLOATING RATE] NOTES, SERIES 202●-●;

[[●%] CREDIT CARD RECEIVABLES-BACKED
CLASS B [FLOATING RATE] NOTES, SERIES 202●-●];

[AND]

[[●%] CREDIT CARD RECEIVABLES-BACKED
CLASS C [FLOATING RATE] NOTES, SERIES 202●-●]

Made as of ● ●, 202●

McCarthy Tétrault LLP

TABLE OF CONTENTS

Article 1 - iNTERPRETATION		2

1.01	Definitions	2
1.02	Interpretation	13
1.03	Currency and Canadian Dollar Equivalent	14
1.04	Schedules	14

Article 2 - Principal Terms		14

2.01	Principal Terms	14
2.02	[Transfer Restrictions on [Class B Notes] [and] [Class C Notes]]	21
2.03	Noteholders’ Representations	25
2.04	Communications by Series 202●-● Noteholders	29
2.05	Delinquency Trigger for Asset Representations Review	30
2.06	Noteholder Demand for Asset Representations Review	31

Article 3 - ADDITIONAL COVENANTS OF TRUST; AMENDMENTS TO SERIES 202●-● PURCHASE AGREEMENT; COVENANTS FOR REPORTING OF REPURCHASE DEMANDS; ADDITIONAL COVENANTS OF INDENTURE TRSUTEE		32

3.01	Additional Covenants of Trust	32
3.02	Amendments to Series 202●-● Purchase Agreement	34
3.03	Covenants for Reporting of Repurchase Demands	35
3.04	Additional Covenants of Indenture Trustee	35

Article 4 - APPLICATION OF MONEY		37

4.01	Application of Money	37

Article 5 - NOTE LIQUIDATION ACCOUNTS
		39
5.01	The Class A Note Liquidation Account
5.02	[The Class B Note Liquidation Account]	40
5.03	[The Class C Note Liquidation Account]	40

Article 6 - GENERAL		41

6.01	Confirmation of Trust Indenture	41
6.02	Obligations of the Trust	41
6.03	Acceptance	41
6.04	Payments	42
6.05	Limitation of Liability of Issuer Trustee	42
6.06	Execution in Counterparts	42
6.07	Formal Date	42
6.08	Delivery of Executed Copies	42
6.09	Right to Disclose	42
6.10	Nonpetition Covenant	43

[●%] CREDIT CARD RECEIVABLES-BACKED
CLASS A [FLOATING RATE] NOTES, SERIES 202●-●;

[[●%] CREDIT CARD RECEIVABLES-BACKED
CLASS B [FLOATING RATE] NOTES, SERIES 202●-●]; [AND]

[[●%] CREDIT CARD RECEIVABLES-BACKED
CLASS C [FLOATING RATE] NOTES, SERIES 202●-●]

SERIES 202●-● SUPPLEMENTAL INDENTURE made as of ● ●, 202●, between GOLDEN CREDIT CARD TRUST, a trust established under the laws of the Province of Ontario pursuant to a Declaration of Trust made as of March 31, 1999 as supplemented as of April 22, 2008 and September 29, 2011 (the “Trust”), by COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company established under the laws of Canada (the “Issuer Trustee”) and CIBC MELLON TRUST COMPANY, a trust company established under the laws of Canada (the “Indenture Trustee”).

WHEREAS, pursuant to the Trust Indenture, provision was made for the issuance of Notes from time to time;

AND WHEREAS, pursuant to Section 2.03 of the Trust Indenture, the Notes may, at the election of the Issuer Trustee, be issued in one or more Series and Classes by the execution and delivery of a Related Supplement;

AND WHEREAS the Issuer Trustee has authorized the issuance of a Series of Notes to be designated as the “Series 202●-● Notes” consisting of [(a)] a Class of Notes to be known as the [●%] Credit Card Receivables-Backed Class A [Floating Rate] Notes, Series 202●-●, [(b) a Class of Notes to be known as the [●%] Credit Card Receivables-Backed Class B [Floating Rate] Notes, Series 202●-●], [and] [(c) a Class of Notes to be known as the [●%] Credit Card Receivables-Backed Class C [Floating Rate] Notes, Series 202●-●];

AND WHEREAS the parties are executing and delivering this Supplemental Indenture to provide for the creation and issuance of the Series 202●-● Notes; and

AND WHEREAS the foregoing recitals and statements of fact are made by the Trust and not by the Indenture Trustee.

NOW THEREFORE THIS SUPPLEMENTAL INDENTURE WITNESSES and it is hereby covenanted, agreed and declared as follows:

Article 1 - iNTERPRETATION

1.01	Definitions.

(1)           All initial capitalized terms used in this Supplemental Indenture that are defined in the Trust Indenture, the Series 202●-● Purchase Agreement or the Pooling and Servicing Agreement, either directly or by reference therein, shall have the meanings specified therefor in the Trust Indenture, the Series 202●-● Purchase Agreement or the Pooling and Servicing Agreement, as the case may be, except to the extent that, subject to Section 1.02, such terms are defined or modified in this Supplemental Indenture or the context otherwise requires.

(2)           In addition, whenever used in this Supplemental Indenture or in the Trust Indenture with respect to the Series 202●-● Notes, the following terms shall have the following meanings, respectively:

“60+-Day Delinquency Rate” shall mean, for any Monthly Period, the delinquency rate calculated as a ratio (expressed as a percentage) of the aggregate dollar amount of Receivables that are 60 or more days delinquent to the aggregate dollar amount of all of the Receivables, measured as of the end of such Monthly Period.

“Asset Representations Review Agreement” means the Asset Representations Review Agreement, dated as of ● ●, 202●, among the Depositor, the Servicer and the Asset Representations Reviewer.

“Asset Representations Reviewer” means Clayton Fixed Income Servicers LLC, a Delaware limited liability company.

“Asset Review Quorum” shall mean Class A[, Class B] [and] [Class C] Noteholders evidencing at least 5% of the aggregate unpaid principal amount of the Class A[, Class B] [and] [Class C] Notes outstanding.

[“Benchmark” means, initially, the [USD Compounded SOFR Index]; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the USD Compounded SOFR Index (or the published SOFR Index used in the calculation thereof) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement;]

[“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Calculation Agent or its designee as of the Benchmark Replacement Date:

(1) the sum of: (a) an alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then current Benchmark and (b) the Benchmark Replacement Adjustment;

(2) the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; and

(3) provided that if (i) the Benchmark Replacement cannot be determined in accordance with clause (1) or (2) above as of the Benchmark Replacement Date or (ii) the Calculation Agent or its designee shall have determined that the ISDA Fallback Rate determined in accordance with clause (2) above is not an industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time, then the Benchmark Replacement shall be the sum of: (a) the alternate rate of interest that has been selected by the Calculation Agent or its designee as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment;]

[“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Calculation Agent or its designee as of the Benchmark Replacement Date:

(1) the spread adjustment (which may be a positive or negative value or zero), or method for calculating or determining such spread adjustment that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2) if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; and

(3) the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Calculation Agent or its designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated floating rate notes at such time;]

[“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definitions or interpretations of interest period, the timing and frequency of determining rates and making payments of interest, the rounding of amounts or tenors, and other administrative matters) that the Calculation Agent or its designee decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Calculation Agent or its designee decides that adoption of any portion of such market practice is not administratively feasible or if the Calculation Agent or its designee determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Calculation Agent or its designee determines is reasonably practicable);]

[“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark (or such component); or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination;]

[“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1) a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

(2) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark (or such component), which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative;]

“Calculation Agent” means [Royal Bank of Canada], in its capacity as calculation agent under the Swap Agreement, or any replacement calculation agent appointed under the Swap Agreement;

“Canadian Dollar Equivalent” means, in relation to the Class A Notes[, the Class B Notes,] [and] [the Class C Notes,] the Canadian Dollar equivalent of such amount ascertained using the relevant Initial Exchange Rate (as defined in the Swap Agreement) relating to such Class of Notes;

“Canadian Dollars” or “CDN$” means the lawful money of Canada;

“Class” means the Class A Notes[, the Class B Notes,] [or] [the Class C Notes,] [as the case may be];

“Class A Interest Rate” shall mean [●% per annum][, (i) for each Class A Note Interest Period until the occurrence of a Benchmark Replacement Date, an annual rate of interest equal at any time to the sum of (a) USD Compounded SOFR Index determined for the Class A Interest Rate Determination Day relating to such Class A Note Interest Period, plus (b) ●%; and (ii) in connection with a Benchmark Transition Event and its related Benchmark Replacement Date, the rate determined in accordance with subsection 2.01(1)(c)(v)];

[“Class A Interest Rate Determination Day” means, for each Class A Note Interest Period, (A) if the Benchmark is USD Compounded SOFR Index, the day that is five U.S. Government Securities Business Days preceding the last day of such Class A Note Interest Period, and (B) if the Benchmark is any other rate, the date determined by the Calculation Agent, in each case subject to any Benchmark Replacement Conforming Changes;]

[“Class A Note Interest Payment Date” means the 15th day of each month of each year, or if such day is not a Business Day, the next succeeding Business Day, commencing ● ●, 202●;]

“Class A Note Interest Period” means, in respect of the Class A Notes, (i) the period from and including the Closing Date to but excluding the first Class A Note Interest Payment Date, and (ii) thereafter (including during any Amortization Period), the period from and including the Class A Note Interest Payment Date to but excluding the next following Class A Note Interest Payment Date;

“Class A Note Liquidation Account” means, in respect of the Class A Notes, the segregated U.S. Dollar Eligible Deposit Account established by or on behalf of and maintained by the Indenture Trustee for the Class A Noteholders in accordance with Section 5.01 and designated in Schedule D as the Class A Note Liquidation Account, and any replacement thereof established pursuant to Section 5.01(2);

“Class A Noteholders” means, collectively, the holders of the Class A Notes;

“Class A Notes” means the [●%] Credit Card Receivables-Backed Class A [Floating Rate] Notes, Series 202●-●;

[“Class B Interest Rate” shall mean [●% per annum][, (i) for each Class B Note Interest Period until the occurrence of a Benchmark Replacement Date, an annual rate of interest equal at any time to the sum of (a) USD Compounded SOFR Index determined for the Class B Interest Rate Determination Day relating to such Class B Note Interest Period, plus (b) ●%; and (ii) in connection with a Benchmark Transition Event and its related Benchmark Replacement Date, the rate determined in accordance with subsection 2.01(1)(c)(v)];]

[“Class B Interest Rate Determination Day” means, for each Class B Note Interest Period, (A) if the Benchmark is USD Compounded SOFR Index, the day that is five U.S. Government Securities Business Days preceding the last day of such Class B Note Interest Period, and (B) if the Benchmark is any other rate, the date determined by the Calculation Agent, in each case subject to any Benchmark Replacement Conforming Changes;]

[“Class B Note Interest Payment Date” means, prior to the occurrence of a Related Event of Default which has not been waived or remedied, the 15th day of ● and ● of each year (or if such day is not a Business Day, the next succeeding Business Day), commencing ● ●, 202● and, on or following the occurrence of a Related Event of Default which has not been waived or remedied, each Special Payment Date;]

[“Class B Note Interest Period” means, in respect of the Class B Notes, (i) the period from and including the Closing Date to but excluding the first Class B Note Interest Payment Date, and (ii) thereafter (including during any Amortization Period), the period from and including the Class B Note Interest Payment Date to but excluding the next following Class B Note Interest Payment Date;]

[“Class B Note Liquidation Account” means, in respect of the Class B Notes, the segregated [U.S.] [Canadian] Dollar Eligible Deposit Account established by or on behalf of and maintained by the Indenture Trustee for the Class B Noteholders in accordance with Section 5.02 and designated in Schedule E as the Class B Note Liquidation Account, and any replacement thereof established pursuant to Section 5.02(2);]

[“Class B Notes” means the [●%] Credit Card Receivables-Backed Class B [Floating Rate] Notes, Series 202●-●;]

[“Class B Noteholders” means, collectively, the holders of the Class B Notes.]

[“Class C Interest Rate” shall mean [●% per annum][, (i) for each Class C Note Interest Period until the occurrence of a Benchmark Replacement Date, an annual rate of interest equal at any time to the sum of (a) USD Compounded SOFR Index determined for the Class C Interest Rate Determination Day relating to such Class C Note Interest Period, plus (b) ●%; and (ii) in connection with a Benchmark Transition Event and its related Benchmark Replacement Date, the rate determined in accordance with subsection 2.01(1)(c)(v)];]

[“Class C Interest Rate Determination Day” means, for each Class C Note Interest Period, (A) if the Benchmark is USD Compounded SOFR Index, the day that is five U.S. Government Securities Business Days preceding the last day of such Class C Note Interest Period, and (B) if the Benchmark is any other rate, the date determined by the Calculation Agent, in each case subject to any Benchmark Replacement Conforming Changes;]

[“Class C Note Interest Payment Date” means, prior to the occurrence of a Related Event of Default which has not been waived or remedied, the 15th day of ● and ● of each year (or if such day is not a Business Day, the next succeeding Business Day), commencing ● ●, 202● and, on or following the occurrence of a Related Event of Default which has not been waived or remedied, each Special Payment Date;]

[“Class C Note Interest Period” means, in respect of the Class C Notes, (i) the period from and including the Closing Date to but excluding the first Class C Note Interest Payment Date, and (ii) thereafter (including during any Amortization Period), the period from and including the Class C Note Interest Payment Date to but excluding the next following Class C Note Interest Payment Date;]

[“Class C Note Liquidation Account” means, in respect of the Class C Notes, the segregated [U.S.] [Canadian] Dollar Eligible Deposit Account established by or on behalf of and maintained by the Indenture Trustee for the Class C Noteholders in accordance with Section 5.02 and designated in Schedule F as the Class C Note Liquidation Account, and any replacement thereof established pursuant to Section 5.02(3);]

[“Class C Noteholders” means, collectively, the holders of the Class C Notes.]

[“Class C Notes” means the [●%] Credit Card Receivables-Backed Class C [Floating Rate] Notes, Series 202●-●;]

“Clearing Agency” means, [(i)] for the purposes of the Class A Notes[, the Class B Notes,] [and] [the Class C Notes,] issued under this Supplemental Indenture, The Depository Trust Company, until a successor shall have been appointed and become such pursuant to the applicable provisions of the Trust Indenture and this Supplemental Indenture, and thereafter, “Clearing Agency” shall mean or include such successor [and (ii) for the purposes of [the Class B Notes] [or] [the Class C Notes] issued under this Supplemental Indenture, CDS Clearing and Depository Services Inc., until a successor shall have been appointed and become such pursuant to the applicable provisions of the Trust Indenture and this Supplemental Indenture, and thereafter, “Clearing Agency” shall mean or include such successor];

“Code” means the U.S. Internal Revenue Code of 1986, as amended;

“Collateral Deposit Amount” means any amount required pursuant to the Swap Agreement to be deposited by the Swap Counterparty to the Swap Collateral Account upon certain ratings downgrades of the Swap Counterparty as described in the Swap Agreement;

“Counterparty Termination Payment” shall have the meaning ascribed thereto in Section 3.01(e);

“Credit Support Balance” shall have the meaning ascribed thereto in the Swap Agreement;

[“DBRS” means DBRS Limited or its successors;]

“Delinquency Trigger” shall mean each occurrence, as determined by the Servicer, where the Three-Month Average 60+-Day Delinquency Rate equals or exceeds the then-current Delinquency Trigger Rate.

“Delinquency Trigger Rate” shall mean, initially, [8.00]%, which percentage will be reviewed and may be adjusted from time to time as set forth in Sections 14.01(b) and 14.01(c).

“Distribution Account” means, for the purposes of the Trust Indenture and this Supplemental Indenture, the Distribution Account established and maintained by the Trust pursuant to the Series 202●-● Purchase Agreement;

“Distribution Day” shall have the meaning ascribed thereto in the Series 202●-● Purchase Agreement;

“Distribution Notice” shall have the meaning ascribed thereto in the Series 202●-● Purchase Agreement;

“Eligible Deposit Account” means, in respect of the Class A Note Liquidation Account[, the Class B Note Liquidation Account] [and] [the Class C Note Liquidation Account], [each] an account that is a segregated account with an Eligible Institution;

“ERISA” shall have the meaning ascribed thereto in Section 2.02(c);

“Expected Final Payment Date” shall have the meaning ascribed thereto in Section 2.01(1)(h);

[“Fitch” means Fitch Ratings, Inc. or its successors;]

“High Rating” means, in respect of RBC, a rating of RBC’s certificates of deposit or short-term indebtedness of [“R-1(middle)”] or higher from [DBRS], a rating of RBC’s short-term certificates of deposit (if assigned) or an RBC issuer default rating (if no certificate of deposit rating is assigned) of [“F1”] or higher from [Fitch] or a rating of RBC’s short-term indebtedness of [“F1”] or higher from [Fitch] and a rating of RBC’s certificates of deposit or short-term indebtedness of [“Prime-1”] or higher from [Moody’s]; or the equivalent thereof from time to time from such Rating Agency or other Related Rating Agency designated by the Trust;

“Initial Purchaser” means [RBC Capital Markets];

“Indenture Trustee” means CIBC Mellon Trust Company, a trust company under the laws of Canada, in its capacity as indenture trustee under the Trust Indenture and in its individual capacity to the extent therein provided, or its successor in interest, or any successor Indenture Trustee appointed pursuant to the Trust Indenture;

“Interest Payment Date” means [the 15th day of each month of each year, or if such day is not a Business Day, the next succeeding Business Day, commencing ● ●, 202●] [the Class A Note Interest Payment Date, [the Class B Note Interest Payment Date] [and] [the Class C Note Interest Payment Date,] [as the case may be]];

[“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time;]

[“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark;]

[“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment;]

[“Moody’s” means Moody’s Investors Service, Inc. or its successors;]

[“Non-Distributed Amount” means for any Distribution Day prior to the occurrence of a Related Event of Default, an amount that is equal to:

(i)	if (A) such Distribution Day is not an Interest Payment Date, (B) the related Determination Period is during the Revolving Period, and (C) RBC does not have the High Rating on such Distribution Day, an aggregate amount equal to the interest accrued on [the Class B Notes] [and] [the Class C Notes] since, in each case, the immediately preceding applicable Interest Payment Date;

(ii)	if (A) such Distribution Day is not the Expected Final Payment Date, (B) the related Determination Period is during the Accumulation Period, an aggregate amount equal to the sum of (X) if RBC does not have the High Rating, the aggregate amount of the interest accrued on [the Class B Notes] [and] [the Class C Notes] since, in each case, the immediately preceding applicable Interest Payment Date, and (Y) the sum of all amounts deposited pursuant to paragraph 3(b) of the Distribution Notice and amounts withdrawn from the Reserve Account in respect of the Cumulative Invested Amount Deficiency and deposited pursuant to paragraph 3(d) of the Distribution Notice, in each case deposited to the Distribution Account prior to or on such Distribution Day; or

(iii)	otherwise, nil;]

[“Observation Period” means, in respect of each Class A [Class B] [and] [Class C] Note Interest Period, the period from, and including, the date five U.S. Government Securities Business Days preceding the first date in such Class A [Class B] [and] [Class C] Note Interest Period to, but excluding, the date five U.S. Government Securities Business Days preceding the Interest Payment Date for such Class A [Class B] [and] [Class C] Note Interest Period.]

“Originator’s Representation and Indemnity Covenant” means the representation and indemnity covenant of RBC dated as of the date hereof in favour of the Trust, the Issuer Trustee and the Indenture Trustee;

“Pooling and Servicing Agreement” means the second amended and restated pooling and servicing agreement dated as of October 30, 2009 among RBC, as Seller and initial Servicer, BNY Trust Company of Canada, as Custodian, and the Co-Owners and other Persons who are from time to time party to Series Purchase Agreements, as the same may be amended, modified, supplemented or restated from time to time;

“Prescription Date” shall have the meaning ascribed thereto in Section 2.01(1)(h);

[“QIB” means a “qualified institutional buyer” within the meaning of Rule 144A of the U.S. Securities Act;]

[“Reg S Note” shall have the meaning ascribed thereto in Section 2.02(b);]

[“Reg S Global Note” shall have the meaning ascribed thereto in Section 2.02(b);]

[“Regulation S” means Regulation S under the U.S. Securities Act;]

“Related Asset Interests” means (a) the Series 202●-● Ownership Interest, (b) all rights, interests and benefits acquired by the Trust pursuant to the Related Programme Agreements in respect of the Series 202●-● Ownership Interest and (c) all proceeds of the foregoing;

[“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is USD Compounded SOFR Index, the SOFR Index Determination Time, and (2) if the Benchmark is not USD Compounded SOFR Index, the time determined by the Calculation Agent or its designee in accordance with the Benchmark Replacement Conforming Changes;]

[“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York or any successor thereto;]

“Restricted Notes” shall have the meaning ascribed thereto in Section 2.02(a);

[“Retained Notes” means any Series 202●-● Notes, or interests therein, beneficially owned by the Trust or one of its owners or an entity which, for U.S. federal income tax purposes, is considered the same Person as the Trust or one of its owners, until such time as such Series 202●-● Notes are the subject of an opinion pursuant to Section 2.02(h) hereof;]

[“Rule 144A” means Rule 144A under the U.S. Securities Act;]

[“Rule 144A Note” shall have the meaning ascribed thereto in Section 2.02(a);]

[“Rule 144A Global Note” shall have the meaning ascribed thereto in Section 2.02(a);]

“Series Issuance Date” means ● ●, 202●;

“Series 202●-● Noteholders” means, collectively, the holders of the Series 202●-● Notes;

“Series 202●-● Notes” means, [collectively,] the Class A Notes[, the Class B Notes] [and] [the Class C Notes];

“Series 202●-● Purchase Agreement” means the series purchase agreement dated as of the date hereof between RBC, the Custodian and the Depositor, specified as the “Series 202●-● Purchase Agreement”, as it may be amended, supplemented, modified or restated from time to time to the extent permitted by the Trust Indenture and this Supplemental Indenture;

[“Similar Law” shall have the meaning ascribed thereto in Section 2.02(c);]

[“Special Payment Date” means the 15th day of each month (or if such day is not a Business Day, the next following Business Day), commencing on or following the occurrence of a Related Event of Default which has not been waived or remedied;]

[“SOFR” means, with respect to any day, the secured overnight financing rate published for such day by the SOFR Administrator on the SOFR Administrator’s Website;]

[“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of SOFR);]

[“SOFR Administrator’s Website” means the website of the SOFR Administrator, currently at http://www.newyorkfed.org, or any successor source;]

[“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1) the SOFR Index value as published by the SOFR Administrator as such index appears on the SOFR Administrator’s Website at 3:00 p.m. (New York time) on such U.S. Government Securities Business Day (the “SOFR Index Determination Time”); provided that:

(2) if a SOFR Index value does not so appear as specified in (1) above at the SOFR Index Determination Time, then:

(i) if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, then “USD Compounded SOFR Index Rate” means, for the applicable Class A[, Class B] [and] [Class C] Note Interest Period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the SOFR Administrator’s Website at https://www.newyorkfed.org/markets/treasury-repo-reference-rates-information. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If the daily SOFR (“SOFRi”) does not so appear for any day “i” in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the SOFR Administrator’s Website; or

(ii) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, then the Benchmark Replacement shall replace USD Compounded SOFR Index or the then-current Benchmark for all purposes relating to the Class A Notes[, the Class B Notes] [and] [the Class C Notes] in respect of such determination on such date and all determinations on all subsequent dates;]

“Supplemental Indenture” means this Supplemental Indenture, together with the Schedules hereto, as amended, supplemented, modified, restated or replaced from time to time, together with all schedules hereto and the expressions “hereof”, “herein”, “hereto”, “hereunder”, “hereby” and similar expressions refer to this Supplemental Indenture and not to any Article, Section, paragraph, subparagraph or clause hereof;

“Swap Agreement” means the ISDA Master Agreement dated as of the date hereof, as between the Trust and the Swap Counterparty, as amended, supplemented, modified, restated or replaced from time to time, including the Schedule and Credit Support Annex thereto and together with [the] [each] Confirmation (as defined therein), each also dated the date hereof, in relation to the cross currency interest rate swap entered into in connection with the Class A Notes[, the Class B Notes] [and] [the Class C Notes];

“Swap Collateral Account” means the segregated U.S. Dollar Eligible Deposit Account established in the name of the Trust in accordance with Section 2.01(1)(p) and designated in Schedule G as the Swap Collateral Account and any replacement thereof established pursuant to the Series 202●-● Purchase Agreement;

“Swap Counterparty” means [Royal Bank of Canada] and its successors and assigns;

“Swap Exchange Amount” means, for any Interim Exchange Date, the Interim Exchange Amount and, on the Final Exchange Date, the Final Exchange Amount (each as defined in the [related] Confirmation), payable by the Trust on such dates under the Swap Agreement for the Class A Notes[, the Class B Notes] [and] [the Class C Notes];

“Swap Payment” means, for any Swap Payment Date, the Party B Fixed Amount (as defined in the [related] Confirmation), payable by the Trust on such Swap Payment Date under the Swap Agreement for the Class A Notes[, the Class B Notes] [and] [the Class C Notes];

“Swap Payment Date” means each “Payment Date” as defined under the Swap Agreement;

“Three-Month Average 60+-Day Delinquency Rate” shall mean, as of any date of determination, (a) the sum of the 60+-Day Delinquency Rates for the three Monthly Periods immediately preceding such date of determination divided by (b) three.

“Trust Indenture” means the trust indenture made as of July 9, 1999 between the Trust and the Indenture Trustee, as supplemented by a supplemental trust indenture made as of April 22, 2008 among the Indenture Trustee, The Canada Trust Company and the Issuer Trustee and a second supplemental trust indenture made as of January 26, 2017 between the Indenture Trustee and the Issuer Trustee and as further amended, supplemented, modified or restated from time to time;

“Trustees” means, collectively, the Issuer Trustee and the Indenture Trustee;

[“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment;]

[“USD Compounded SOFR Index” means, as of any Class A [Class B] [and] [Class C] Interest Rate Determination Day, the amount determined by the Calculation Agent in accordance with the following formula:

where:

“SOFR IndexStart” means for Class A [Class B] [and] [Class C] Note Interest Periods other than the initial Class A[, Class B] [and] [Class C] Note Interest Period, the SOFR Index value on the preceding Class A[, Class B] [and] [Class C] Interest Rate Determination Day, and, for the initial Class A[, Class B] [and] [Class C] Note Interest Period, the SOFR Index value on ● ●, 202●;

“SOFR IndexEnd” means the SOFR Index value on the Class A[, Class B] [and] [Class C] Interest Rate Determination Day relating to the applicable Interest Payment Date (i.e., the day that is five U.S. Government Securities Business Days preceding the applicable Interest Payment Date; and

“d” is the number of calendar days in the relevant Observation Period;]

“U.S. Dollars” or “U.S.$” means the lawful money of the United States;

[“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday, or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities;]

“U.S. Person” has the meaning given to such term in Section 7701(a)(30) of the Code; and

“U.S. Securities Act” means the U.S. Securities Act of 1933, as amended.

1.02	Interpretation.

Subject to the next following sentences, this Supplemental Indenture is supplemental to the Trust Indenture and the Trust Indenture shall be read in conjunction with this Supplemental Indenture and all of the provisions of the Trust Indenture shall apply to and shall have effect in connection with this Supplemental Indenture in the same manner as if all of the provisions of the Trust Indenture and of this Supplemental Indenture were contained in one instrument. If any terms of the Trust Indenture are inconsistent with the express terms hereof, the terms of the Trust Indenture shall be, solely in respect of the Series 202●-● Notes, amended and supplemented so as to be consistent herewith. The provisions of this Supplemental Indenture are applicable only in respect of the Series 202●-● Notes and not the Notes of any other Series.

1.03	Currency and Canadian Dollar Equivalent

(1)	Unless otherwise specified, all amounts expressed herein in terms of money refer to Canadian Dollars.

(2)	Unless otherwise specified herein, any reference to the principal amount of the Class A Notes[, the Class B Notes] [and] [the Class C Notes,] including in respect of such debt as indebtedness of the Trust as owner of the Series 202●-● Ownership Interest, shall be to the Canadian Dollar Equivalent of the principal amount in U.S. Dollars of the Class A Notes[, the Class B Notes] [and] [the Class C Notes].

1.04	Schedules.

The following schedules referred to herein and annexed hereto are incorporated herein by reference and deemed to be a part hereof:

Schedule A	–	Form of Class A Note

[Schedule B	–	Form of Class B Note]

[Schedule C	–	Form of Class C Note]

Schedule D	–	Class A Note Liquidation Account for the Class A Notes

[Schedule E	–	Class B Note Liquidation Account for the Class B Notes]

[Schedule F	–	Class C Note Liquidation Account for the Class C Notes]

Schedule G	–	Swap Collateral Account

Schedule H	–	Form of Transfer Certificate

Article 2 - Principal Terms

2.01	Principal Terms.

(1)	The Principal Terms of the Series 202●-● Notes are as follows:

(a)	Designation of the Notes. The Series 202●-● Notes to be issued hereunder shall be designated as the “[●%] Credit Card Receivables-Backed Class A [Floating Rate] Notes, Series 202●-●”, [the “[●%] Credit Card Receivables-Backed Class B [Floating Rate] Notes, Series 202●-●”] [and] [the “[●%] Credit Card Receivables-Backed Class C [Floating Rate] Notes, Series 202●-●”,] [respectively];

(b)	Aggregate Principal Amount. The aggregate principal amount of the Class A Notes[, the Class B Notes] [and] [the Class C Notes] shall be U.S.$●[, [U.S.][CDN]$●] [and] [[U.S.][CDN]$●,] [respectively];

(c)	Interest. The interest to be paid on the Series 202●-● Notes shall be as follows:

(i)	Interest shall accrue on the aggregate unpaid principal amount of the Class A Notes, together with interest on interest accruing but not paid on any Class A Note Interest Payment Date, as well after as before default and judgment, from the Series Issuance Date until the repayment in full of the Class A Notes, at an annual rate of interest equal to the then applicable Class A Note Interest Rate. Subject to Section 2.01(3), interest on the Class A Notes shall be payable in arrears on each Class A Note Interest Payment Date in accordance with, and to the extent provided under, Article 4;

(ii)	[Interest shall accrue on the aggregate unpaid principal amount of the Class B Notes, together with interest on interest accruing but not paid on any Class B Note Interest Payment Date, as well after as before default and judgment, from the Series Issuance Date until the repayment in full of the Class B Notes, at an annual rate of interest equal to the Class B Note Interest Rate. Subject to Section 2.01(3), interest on the Class B Notes shall be payable in arrears on each Class B Note Interest Payment Date in accordance with, and to the extent provided under, Article 4;]

(iii)	[Interest shall accrue on the aggregate unpaid principal amount of the Class C Notes, together with interest on interest accruing but not paid on any Class C Note Interest Payment Date, as well after as before default and judgment, from the Series Issuance Date until the repayment in full of the Class C Notes, at an annual rate of interest equal to the Class C Note Interest Rate. Subject to Section 2.01(3), interest on the Class C Notes shall be payable in arrears on each Class C Note Interest Payment Date in accordance with, and to the extent provided under, Article 4;]

(iv)	[The interest to be paid on the Class A Notes[, the Class B Notes] [and] [the Class C Notes] on the first Interest Payment Date will be [based on USD Compounded SOFR Index five U.S. Government Securities Business Days preceding the last day of the initial Class A Note Interest Period plus ●% per annum] [U.S.$● per U.S.$1,000 principal amount of the Class A Notes] in the case of the Class A Notes, [based on USD Compounded SOFR Index five U.S. Government Securities Business Days preceding the last day of the initial Class B Note Interest Period plus ●% per annum] [[subject to the commencement of an Amortization Period,] [U.S.][CDN]$● per [U.S.][CDN]$1,000 principal amount of the Class B Notes] in the case of the Class B Notes [and] [based on USD Compounded SOFR Index five U.S. Government Securities Business Days preceding the last day of the initial Class C Note Interest Period plus ●% per annum] [[subject to the commencement of an Amortization Period,] [U.S.][CDN]$● per [U.S.][CDN]$1,000 principal amount of the Class C Notes] in the case of the Class C Notes. Holders of the Series 202●-● Notes on the Record Date immediately preceding the applicable Interest Payment Date shall be entitled to receive the payments of interest due in respect of such Interest Payment Date;] and

(v)	[If, with respect to any [Class A Note Interest Period,] [Class B Note Interest Period] [or] [Class C Note Interest Period,] the Calculation Agent determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the [Class A Notes][, Class B Notes] [and] [Class C Notes] in respect of such determination on such date and all determinations on all subsequent dates, provided that the Calculation Agent may in its sole discretion delay the date on which the Benchmark Replacement will apply to a date not later than the first day of the second full [Class A Note Interest Period][, Class B Note Interest Period] [and] [Class C Note Interest Period] following the related Benchmark Replacement Date. In connection with the implementation of a Benchmark Replacement, the Calculation Agent will have the right to make Benchmark Replacement Conforming Changes from time to time. Any determination, decision or election that may be made by the Calculation Agent pursuant to this subsection 2.01(1)(c)(v), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection: (i) will be conclusive and binding absent manifest error; (ii) will be made in the Calculation Agent’s sole discretion; and (iii) shall become effective without consent from any other party. The Calculation Agent may designate an entity (which may be its affiliate) to make any determination, decision or election that the Calculation Agent has the right to make in connection with the benchmark replacement provisions set forth in this subsection 2.01(1)(c)(v). For the avoidance of doubt, in accordance with the benchmark replacement provisions in this subsection 2.01(1)(c)(v), after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the interest payable for each [Class A Note Interest Period][, Class B Note Interest Period] [and] [Class C Note Interest Period] on the [Class A Notes][, Class B Notes] [and] [Class C Notes] will be an annual rate equal to the sum of the Benchmark Replacement and the applicable margin.]

(d)	Payment Days. The Payment Days in respect of the Series 202●-● Notes shall be the Interest Payment Dates and the Expected Final Payment Dates;

(e)	Language and Currency. The Class A Notes[, Class B Notes] [and] [Class C Notes] shall be denominated in U.S. dollars [and the [Class B Notes] [and] [Class C Notes] shall be denominated in Canadian Dollars]. The Class A Notes[, Class B Notes] [and] [Class C Notes] shall be in the English language [and the [Class B Notes] [and] [Class C Notes] may be in the English and the French languages];

(f)	Method for Allocating Principal and Interest. The payments of principal and interest on the Series 202●-● Notes shall be made in accordance with this Supplemental Indenture and, in particular, Article 4;

(g)	Form of Notes. The Class A Notes[, the Class B Notes] [and] [the Class C Notes] shall be substantially in the form of Schedule A[, Schedule B] [and] [Schedule C,] [respectively,] with such appropriate legends (if applicable), insertions, omissions, substitutions and variations as may be approved by the Issuer Trustee with the consent of the Indenture Trustee. The terms and conditions contained in the forms of Class A Notes[, the Class B Notes] [and] [the Class C Notes] attached as Schedule A[, Schedule B] [and] [Schedule C] shall constitute and are hereby expressly made a part of this Supplemental Indenture. Any of the Series 202●-● Notes shall have such letters, numbers, or other marks of identification and such notations, legends endorsements or changes as Responsible Officers executing the same may approve (execution thereof to be conclusive of such approval) and as are not inconsistent with the provisions of the Trust Indenture (as modified by this Supplemental Indenture) or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or to indicate any special limitations or restrictions to which any particular Series 202●-● Notes are subject;

(h)	Expected Final Payment Date and Prescription Date. The (i) Expected Final Payment Date of each Series 202●-● Note is ● ●, 20●, and (ii) the Prescription Date of each Series 202●-● Note is ● ●, 20●;

(i)	No Additional Items. No additional items are required to be delivered in connection with the issue of the Series 202●-● Notes, other than those items specified in Section 2.03(2) of the Trust Indenture;

(j)	Book-Entry Notes. Each Series 202●-● Note shall initially be a Book-Entry Note. The transfer and exchange of beneficial interests in any Book-Entry Note shall be effected through the Clearing Agency in accordance with this Supplemental Indenture and the Trust Indenture and the applicable procedures of the Clearing Agency. Notwithstanding any other provisions of this Supplemental Indenture or the Trust Indenture, as long as the Series 202●-● Notes are Book-Entry Notes, the parties hereto will be bound at all times by the applicable procedures of the Clearing Agency with respect to the Series 202●-● Notes.

Any Book-Entry Note shall represent such of the outstanding Series 202●-● Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Series 202●-● Notes from time to time endorsed thereon and that the aggregate amount of outstanding Series 202●-● Notes represented thereby may from time to time be increased or reduced to reflect redemptions, repurchases, transfers or exchanges permitted hereby. Any endorsement of a Book-Entry Note to reflect the amount of any increase or decrease in the amount of outstanding Series 202●-● Notes represented thereby shall be made by the Indenture Trustee or the Clearing Agency, at the direction of the Indenture Trustee, in such manner and upon instructions given by the holder of such Series 202●-● Notes in accordance with this Supplemental Indenture.

A Series 202●-● Note that is a Book-Entry Note may be exchanged in whole or in part for Series 202●-● Notes registered in the name of any Person other than the Clearing Agency or a nominee thereof if the Clearing Agency for the Series 202●-● Notes (i)(a) notifies the Trust that it is unwilling or unable to continue as depository for the Book-Entry Notes and the Trust fails to appoint a successor depository or (b) has ceased to be a clearing agency registered under the U.S. Securities Exchange Act of 1934, as amended; (ii) the Trust, at its option, notifies the Indenture Trustee in writing that it elects to cause the issuance of the Definitive Notes; or (iii) there has occurred and is continuing a Related Event of Default with respect to the Series 202●-● Notes. Any Book-Entry Note exchanged pursuant to the foregoing sentence shall be so exchanged in whole and not in part. Any Series 202●-● Note issued in exchange for a Book-Entry Note or any portion thereof shall be a Book-Entry Note; provided that any such Series 202●-● Note so issued that is registered in the name of a Person other than the Clearing Agency or a nominee thereof shall not be a Book-Entry Note.

[[Class B Notes] [and] [Class C Notes] that are Definitive Notes may not be exchanged for other Definitive Notes or for beneficial interests in any Book-Entry Note unless the transferor first delivers to the Indenture Trustee a written certificate (in the form provided at Schedule H) to the effect that such transfer will comply with the appropriate transfer restrictions applicable to such [Class B notes] [and] [Class C Notes] as set forth in Section 2.02].

(k)	Minimum Amounts. The Class A Notes[, Class B Notes] [and] [Class C Notes] shall be issued in minimum denominations of U.S.$1,000 and integral multiples of U.S.$1,000 [and [the Class B Notes] [and] [the Class C Notes] shall be issued in minimum denominations of [U.S.][CDN]$100,000 and integral multiples of [U.S.][CDN]$1,000], except as otherwise provided herein;

(l)	Security for Related Secured Obligations. The Related Collateral with respect to the Series 202●-● Notes shall be held as security for the due payment of the Related Secured Obligations alone and the Related Secured Obligations shall be secured solely by the Related Collateral with respect to the Series 202●-● Notes, and recourse in respect of the Related Secured Obligations shall be limited to such Related Collateral with respect to the Series 202●-● Notes. For greater certainty, the Related Collateral with respect to the Series 202●-● Notes is the Series 202●-● Ownership Interest and any other rights, interests and benefits acquired by the Trust pursuant to the terms of the Related Programme Agreements with respect to the Series 202●-● Ownership Interest and the Series 202●-● Notes and does not include the Credit Support Balance;

(m)	Related Events of Default. In addition to the occurrence of a Trust Insolvency Event, each of the following events shall constitute Related Events of Default in respect of the Series 202●-● Notes:

(i)	the Trust fails to pay any principal amount of, or interest on, the Series 202●-● Notes when the same becomes due and payable;

(ii)	an encumbrancer other than the Indenture Trustee takes possession of the Related Collateral or any part thereof which is, in the opinion of the Indenture Trustee, a substantial part thereof, or if any process or execution is levied or enforced upon or against the Related Collateral or any part thereof which is, in the opinion of the Indenture Trustee, a substantial part thereof, and remains unsatisfied for such period as would permit any such property to be sold thereunder, unless such process is in good faith disputed by the Trust and the Trust gives or causes to be given security which, in the discretion of the Indenture Trustee, is sufficient to pay in full the amount thereby claimed in case the claim is held to be valid;

(iii)	the Trust defaults in the performance of any covenant contained in the Trust Indenture or this Supplemental Indenture in respect of outstanding Notes of any particular Series of Notes and such default remains unremedied for a period of thirty days after notice thereof is given in writing by the Indenture Trustee specifying the nature of the default and requiring that it be remedied; or

(iv)	any representation or warranty made by the Trust (or any of its officers) in or pursuant to the Trust Indenture or any other document or instrument delivered thereunder or hereunder proves to be have been incorrect in any material respect when made and such incorrect representation or warranty would have a material adverse effect on the ability of the Trust to satisfy its obligations under the Series 202●-● Notes (such material adverse effect to be determined without reference to any amounts on deposit in the Reserve Account) and continues to be unremedied for a period of thirty Business Days after delivery by the Indenture Trustee of written notice thereof to the Trust specifying the nature of the incorrectness and requiring that it be remedied;

provided that for the purposes of Section 8.03 of the Trust Indenture the additional Related Events of Default set forth in subparagraphs (i), (iii) and (iv) of this paragraph (m) may be waived by an Extraordinary Noteholder Direction of the holders of the Class A Notes[, the Class B Notes] [and] [the Class C Notes] then outstanding whereupon the Indenture Trustee will waive such default upon the terms and conditions as prescribed by such Noteholders and the Trust Indenture;

(n)	Application of this Supplemental Indenture. The terms of the Trust Indenture are amended, supplemented, modified, restated and replaced to the extent applicable by the terms of this Supplemental Indenture in respect of the Series 202●-● Notes in accordance with Section 1.02;

(o)	Remedies. The Indenture Trustee shall not be entitled or permitted to appoint a receiver of or to sell the Related Collateral without the prior approval of the holders of the Class A Notes[, the Class B Notes] [and] [the Class C Notes,] [respectively,] as evidenced by an Extraordinary Noteholder Direction passed by the holders of each such Class; and

(p)	Swap Collateral Account. For the avoidance of doubt, the Credit Support Balance does not form part of the Related Collateral with respect to the Series 202●-● Notes as such balance will be used by the Trust to reduce any amount payable by the Swap Counterparty to the Co-Owner upon early termination of the Swap Agreement, with an excess in such account being returned to the Swap Counterparty pursuant to the terms of the Swap Agreement. The Trust confirms it has established or arranged for the establishment of an Eligible Deposit Account (the particulars of which are set forth in Schedule G) as the Swap Collateral Account in respect of the Swap Agreement. The Swap Collateral Account has been established by the Trust to hold assets comprising the Credit Support Balance of the Swap Counterparty under the Credit Support Annex (forming part of the Swap Agreement). All transfers to and from the Swap Collateral Account are made solely in accordance with and for the purposes set out in the Swap Agreement. The Trust shall possess all title documents to, other evidence of ownership of all funds from time to time on deposit in, and all investments and their proceeds which are credited to, the Swap Collateral Account. The Trust shall have sole signing authority in respect of the Swap Collateral Account.

(2)           Subject to the occurrence of a Related Event of Default which has not been waived or remedied, the aggregate unpaid principal amount of the Series 202●-● Notes shall be due and payable on the Expected Final Payment Date in accordance with Article 4 hereof and Section 2.12 of the Trust Indenture.

(3)           Prior to the occurrence of a Related Event of Default which has not been waived or remedied, accrued but unpaid interest on the Series 202●-● Notes shall be payable on each applicable Interest Payment Date in accordance with, and to the extent provided under Article 4, Section 5.01(4) hereof and Section 2.12 of the Trust Indenture. For the purposes of calculating the amount of interest to be paid in respect of any Class of Notes pursuant to Article 4, the amount of interest payable in respect of such Class on any applicable Interest Payment Date (other than the first Interest Payment Date for each Class) shall, be equal to, [(a) in the case of the Class A Notes, the then applicable Class A Note Interest Rate multiplied by the product of (i) a fraction, the numerator of which is the number of days in the applicable Class A Note Interest Period and the denominator of which is 360, and (ii) the principal amount of the Class A Notes outstanding at such time,] [(a) in the case of the Class A Notes, the Class A Notes Interest Rate divided by 12 multiplied by the principal amount of the Class B Notes outstanding at such time,] [(b) in the case of the Class B Notes, [prior to a Related Event of Default which has not been waived or remedied,] the then applicable Class B Note Interest Rate multiplied by the product of (i) a fraction, the numerator of which is the number of days in the applicable Class B Note Interest Period and the denominator of which is 360, and (ii) the principal amount of the Class B Notes outstanding at such time,] [ [(b) in the case of the Class B Notes [, prior to a Related Event of Default which has not been waived or remedied], the Class B Note Interest Rate divided by two multiplied by the principal amount of the Class B Notes outstanding at such time,] [and] [(c) in the case of the Class C Notes, [prior to a Related Event of Default which has not been waived or remedied,] the then applicable Class C Note Interest Rate multiplied by the product of (i) a fraction, the numerator of which is the number of days in the applicable Class C Note Interest Period and the denominator of which is 360, and (ii) the principal amount of the Class C Notes outstanding at such time,] [(c) in the case of the Class C Notes, [prior to a Related Event of Default which has not been waived or remedied,] the Class C Note Interest Rate divided by two multiplied by the principal amount of the Class C Notes outstanding at such time]. The amount of interest to be paid in respect of each Class of Series 202●-● Notes on the first applicable Interest Payment Date shall be as follows: [(a)] [U.S.$● per U.S.$1,000 principal amount] [based on USD Compounded SOFR Index five U.S. Government Securities Business Days preceding the last day of the initial Class A Note Interest Period plus ●% per annum] in the case of the Class A Notes, [(b)] [[subject to a Related Event of Default which has not been waived or remedied,] [U.S.][CDN]$● per [U.S.][CDN]$1,000 principal amount] [based on USD Compounded SOFR Index five U.S. Government Securities Business Days preceding the last day of the initial Class B Note Interest Period plus ●% per annum] in the case of the Class B Notes [and] [(c)] [[subject to a Related Event of Default which has not been waived or remedied,] [U.S.][CDN]$● per [U.S.][CDN]$1,000 principal amount] [USD Compounded SOFR Index five U.S. Government Securities Business Days preceding the last day of the initial Class C Note Interest Period plus ●% per annum] in the case of the Class C Notes. Following the occurrence of a Related Event of Default which has not been waived or remedied, [(x)] unpaid principal and accrued and unpaid interest on the Class A Notes[, Class B Notes] [and] [Class C Notes] shall be payable on each Interest Payment Date [and (y) unpaid principal and accrued and unpaid interest on the [Class B Notes] [and] [Class C Notes] shall be payable on each Special Payment Date, each in accordance with sections 2.13 and 9.07(1) of the Trust Indenture and Section 4.01(2) (which replaces Section 9.07(2) of the Trust Indenture in respect of the Series 202●-● Notes)].

(4)           All interest payable hereunder shall accrue from day to day on the outstanding principal amount of each Series 202●-● Note, and subject to Section 2.01(3), shall be calculated on the basis of a calendar year of 365 or 366 days, as applicable, for the actual number of days elapsed.

2.02	[Transfer Restrictions on [Class B Notes] [and] [Class C Notes].]

(a)	[Each [Class B Note] [and] [Class C Note] offered and sold to a QIB in a transaction meeting the requirements of Rule 144A (each such Note, a “Rule 144A Note”) will be represented by a beneficial interest in a Book Entry Note (each such Book Entry Note, a “Rule 144A Global Note”) which will bear the legend set forth below until removed in accordance with the provisions of this Section 2.02(a). Every Rule 144A Note that bears or is required under this Section 2.02(a) to bear the legend set forth in this Section 2.02(a) (collectively, the “Restricted Notes”) shall be subject to the restrictions on transfer set forth in this Section 2.02(a) (including those set forth in the legend below) unless such restrictions on transfer shall be waived by written consent of the Trust, and the holder of each such Restricted Note, by such Noteholder’s acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in this Section 2.02(a), the term “transfer” encompasses any sale, pledge, loan, transfer, assignment, conveyance or other disposition whatsoever of any Restricted Note or any interest therein.

“THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES. THIS NOTE MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND ALL APPLICABLE SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, AND ONLY (I) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”) WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (II) PURSUANT TO RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT FOR OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES, OR (III) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES AND BLUE SKY LAWS, SUBJECT TO THE RIGHT OF THE TRUST AND THE INDENTURE TRUSTEE, BEFORE ANY OFFER, SALE OR OTHER TRANSFER PURSUANT TO CLAUSE (II) OR (III), TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATES AND/OR OTHER INFORMATION SATISFACTORY TO THE TRUST AND THE INDENTURE TRUSTEE, IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF THE STATES OF THE UNITED STATES. EACH PURCHASER WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE TRUST INDENTURE AND THE SERIES 202●-● SUPPLEMENTAL INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE TRUST, THE INDENTURE TRUSTEE OR ANY INTERMEDIARY.

The foregoing legend will not be removed from the Rule 144A Notes, except as provided in this Section 2.02(a). The legend may be removed if there is delivered to the Trust and the Indenture Trustee such satisfactory evidence, which may include an opinion of counsel addressed to the Trust and the Indenture Trustee, as may reasonably be required by the Trust and the Indenture Trustee, that neither the legend nor the restrictions on transfer set forth therein are any longer required to ensure that transfers of such Rule 144A Note will not violate the registration requirements of the U.S. Securities Act. If the Restricted Note surrendered for exchange is represented by a Rule 144A Global Note bearing the legend set forth in this Section 2.02(a) the principal amount of the Rule 144A Global Note shall be reduced by the appropriate principal amount and the principal amount of a Book-Entry Note without the legend set forth in this Section 2.02(a) shall be increased by an equal principal amount. If a Book-Entry Note without the legend set forth in this Section 2.02(a) is not then outstanding, the Trust shall execute and the Indenture Trustee shall authenticate and deliver an unlegended Book-Entry Note to the Clearing Agency.

(b)	Each [Class B Note] [and] [Class C Note] offered and sold to a non-U.S. person outside of the United States (each such Note, a “Reg S Note”) will be represented by a beneficial interest in a Book Entry Note (each such Book Entry Note, a “Reg S Global Note”) which will bear the legend set forth below.

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES.

(c)	Each [Class B Note] [and] [Class C Note] will bear the legend set forth below:

BY YOUR ACQUISITION OF THIS NOTE OR ANY INTEREST HEREIN, YOU SHALL BE DEEMED TO REPRESENT, COVENANT AND AGREE FOR THE BENEFIT OF THE TRUST, THE TRUSTEES, THE INITIAL PURCHASER, THE SERVICER, AND THE SELLER THAT EITHER (A) YOU ARE NOT A PLAN (AS DEFINED BELOW) AND THAT YOU ARE NOT PURCHASING OR HOLDING SUCH NOTE OR ANY INTEREST HEREIN ON BEHALF OF, OR WITH THE ASSETS OF, A PLAN OR (B) YOUR PURCHASE, HOLDING AND DISPOSITION OF THIS NOTE OR INTEREST HEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA (AS DEFINED BELOW), SECTION 4975 OF THE CODE (AS DEFINED BELOW) OR ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW. FOR THESE PURPOSES, A “PLAN” INCLUDES AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (EACH, A “BENEFIT PLAN ENTITY”) OR ANY OTHER PLAN THAT IS SUBJECT TO ANY LAW SUBSTANTIALLY SIMILAR TO PART 4 OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”).

(d)	Subject to Section 2.02(f), if a beneficial owner of an interest in a Rule 144A Global Note wishes at any time to exchange its beneficial interest in the Rule 144A Global Note for a beneficial interest in a Reg S Global Note, then such exchange or transfer may be effected, subject to the applicable rules and procedures of the Clearing Agency (the “Applicable Procedures”), only in accordance with this Section 2.02(d). Upon receipt by the Indenture Trustee at its Corporate Trust Office of (i) written instructions given in accordance with the Applicable Procedures directing the Indenture Trustee to credit or cause to be credited a specified Clearing Agency account with a beneficial interest in the Reg S Global Note, in a principal amount equal to that of the beneficial interest in the Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the Clearing Agency account to be credited with, and the Clearing Agency account to be debited for, such beneficial interest, and (iii) a certificate substantially in the form of Schedule H given by the holder of such beneficial interest in the Rule 144A Global Note or an Opinion of Counsel, certificates and/or other information satisfactory to the Indenture Trustee, acting reasonably, the Indenture Trustee will instruct the Clearing Agency to reduce the principal balance of the Rule 144A Global Note, and to increase the principal balance of the Reg S Global Note, by the amount of the beneficial interest in the Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the Clearing Agency account specified in such instructions a beneficial interest in the Reg S Global Note having a principal balance equal to the amount by which the principal balance of the Rule 144A Global Note was reduced upon such exchange or transfer.

(e)	Subject to Section 2.02(f), if a beneficial owner of an interest in a Reg S Global Note wishes at any time to exchange its beneficial interest in the Reg S Global Note for a beneficial interest in a Rule 144A Global Note, or to transfer such beneficial interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Rule 144A Global Note, then such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 2.02(e). Upon receipt by the Indenture Trustee at its Corporate Trust Office of (i) written instructions given in accordance with the Applicable Procedures directing the Indenture Trustee to credit or cause to be credited a specified Clearing Agency account with a beneficial interest in the Rule 144A Global Note, in a principal amount equal to that of the beneficial interest in the Reg S Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the Clearing Agency account to be credited with, and the Clearing Agency account to be debited for, such beneficial interest, and (iii) a certificate substantially in the form of Schedule H given by the holder of such beneficial interest in the Reg S Global Note or an Opinion of Counsel, certificates and/or other information satisfactory to the Indenture Trustee, acting reasonably, the Indenture Trustee will instruct the Clearing Agency to reduce the principal balance of the Reg S Global Note, and to increase the principal balance of the Rule 144A Global Note, by the amount of the beneficial interest in the Reg S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the Clearing Agency account specified in such instructions a beneficial interest in the Rule 144A Global Note having a principal balance equal to the amount by which the principal balance of the Reg S Global Note was reduced upon such exchange or transfer.

(f)	If at the time of a proposed exchange or transfer under Section 2.02(d) or Section 2.02(e), the Rule 144A Global Note or the Reg S Global Note is not on deposit with the Clearing Agency, the Indenture Trustee will, prior to instructing the Clearing Agency to effect the proposed exchange or transfer, deposit or cause to be deposited with the Clearing Agency such Rule 144A Global Note or Reg S Global Note, as applicable.

(g)	Each [Class B Note] [and] [Class C Note] sold in Canada will bear the legend set forth below in addition to the legend set forth in Section 2.02(b):

UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, ANY HOLDER OF THIS NOTE MUST NOT TRADE IN THE NOTE BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) JULY 22, 2022, AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

(h)	Any Retained Notes may not be transferred to another Person for United States federal income tax purposes unless the transferor shall cause an opinion of counsel to be delivered to the Trust and the Indenture Trustee at such time stating that such Series 202●-● Notes will be characterized as debt for United States federal income tax purposes. In addition, if for tax or other reasons it may be necessary to track such Series 202●-● Notes (e.g., if the Series 202●-● Notes have original issue discount), tracking conditions such as requiring that such Series 202●-● Notes be in definitive registered form may be required by the Trust as a condition to such transfer.]

2.03	Noteholders’ Representations.

(1)           Each beneficial owner of a Class A Note[, Class B Note] [and] [Class C Note] or an interest or participation therein will be deemed to represent and agree with the Trust and the Indenture Trustee as follows:

(a)	By its acquisition thereof, it will be deemed to have represented, warranted and covenanted to the Trust, the Servicer, the Seller, the Administrative Agent and the Trustees that, for so long as it holds such Note or an interest or participation therein, either (a) no part of the funds being used to pay the purchase price for such Note constitutes an asset of (i) any “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (ii) any “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, (iii) an entity whose underlying assets include plan assets of any of the foregoing by reason of an employee benefit plan’s or plan’s investment in the entity ((i)-(iii) collectively referred to as a “Benefit Plan Entity”) or (iv) any other plan that is subject to Similar Law (as defined in the legend in Section 2.02(c) above), or (b) (i) its purchase, holding and disposition of the Rule 144A Note (or an interest or participation therein) will not result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or any Similar Law: and

(b)	It agrees to treat the Class A Notes[, Class B Notes] [and] [Class C Notes] as indebtedness for applicable U.S. federal, state and local income and franchise tax law purposes and for purposes of any other tax imposed on, or measured by, income. If such purchaser is a non-U.S. person, it is not purchasing the Class A Notes[, Class B Notes] [and] [Class C Notes] pursuant to a tax avoidance plan or in order to reduce its U.S. federal income tax liability.

(2)           [Each beneficial owner of a [Class B Note] [and] [Class C Note] or an interest or participation therein will be deemed to represent and agree with the Trust and the Indenture Trustee as follows:

(a)	In the case of the Rule 144A Notes, it (i) is a QIB, (ii) is aware that the sale to it is being made in reliance on the exemption from registration provided by Rule 144A under the U.S. Securities Act and if it is acquiring any such Rule 144A Notes or any interest or participation therein for the account of any other QIB, such other QIB is aware that the sale is being made in reliance on Rule 144A, and (iii) is acquiring the Rule 144A Notes or any interest or participation therein for its own account or for one or more accounts, each of which is a QIB, and as to each of which the owner exercises sole investment discretion, and in a principal amount of not less than the minimum denomination of such Rule 144A Note for the purchaser and for each such account. In the case of the Reg S Notes, it is a non-U.S. person acquiring such Reg S Notes in an “offshore transaction” (within the meaning of Regulation S) in accordance with Rule 903 or Rule 904 of Regulation S.

(b)	It is purchasing the [Class B Notes] [and] [Class C Notes] for its own account, or for one or more investor accounts for which it is acting as fiduciary or agent, in each case, for investment, and not with a view to the resale, distribution or other disposition thereof that would violate the U.S. Securities Act.

(c)	In the case of the Rule 144A Notes, such Rule 144A Notes may not at any time be held by or on behalf of any person other than a QIB, and any transferee will be deemed to make the representations required pursuant to the Trust Indenture and this Supplemental Indenture.

(d)	It understands that the [Class B Notes] [and] [Class C Notes] are being offered only in a transaction not involving any public offering in the United States within the meaning of the U.S. Securities Act, the [Class B Notes] [and] [Class C Notes] have not been and will not be registered under the U.S. Securities Act or under any securities or blue sky laws of any state, and, if in the future the owner decides to offer, resell, pledge or otherwise transfer the [Class B Notes] [and] [Class C Notes], such [Class B Notes] [and] [Class C Notes] may be offered, resold, pledged or otherwise transferred only in accordance with the Trust Indenture and this Supplemental Indenture and the applicable legend on such [Class B Notes] [and] [Class C Notes] set forth above. It understands that any purported sale, pledge or other transfer of a [Class B Note] [and] [Class C Note] in contravention of any of the restrictions and conditions described above will be void and the purported transferee will not be recognized by the Trust or any other person as a Noteholder for any purpose. It acknowledges that no representation is made by the Trust or the Initial Purchaser, as the case may be, as to the availability of any exemption under the U.S. Securities Act or any applicable state securities or blue sky laws for resale of the [Class B Notes] [and] [Class C Notes].

(e)	It understands that an investment in the [Class B Notes] [and] [Class C Notes] involves certain risks, including the risk of loss of all or a substantial part of its investment. It has had access to such financial and other information concerning the Trust and the [Class B Notes] [and] [Class C Notes] as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the [Class B Notes] [and] [Class C Notes], including an opportunity to ask questions of and request information from the Servicer and the Trust. It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the [Class B Notes] [and] [Class C Notes], and the owner and any accounts for which it is acting are each able to bear the economic risk of the owner’s or of such other account’s investment in the [Class B Notes] [and] [Class C Notes] for an indefinite period of time.

(f)	In connection with the purchase of the [Class B Notes] [and] [Class C Notes] (a) none of the Trust, the Initial Purchaser, the Servicer, the Administrative Agent, the Seller or the Trustees is acting as a fiduciary or financial or investment adviser for it, (b) it is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Trust, the Initial Purchaser, the Servicer, the Administrative Agent, the Seller, or the Trustees other than as set forth in the offering memorandum relating to the [Class B Notes] [and] [Class C Notes], (c) none of the Trust, the Initial Purchaser, the Servicer, the Administrative Agent, the Seller or the Trustees has given to it (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of its purchase of the [Class B Notes] [and] [Class C Notes], (d) it has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to this Supplemental Indenture or the Trust Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Trust, the Initial Purchaser, the Servicer, the Administrative Agent, the Seller or the Trustees, (e) it has determined that the rates, prices or amounts and other terms of the purchase and sale of the [Class B Notes] [and] [Class C Notes] reflect those in the relevant market for similar transactions, (f) it is purchasing the [Class B Notes] [and] [Class C Notes] with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks, and (g) it is a sophisticated investor familiar with transactions similar to its investment in the [Class B Notes] [and] [Class C Notes].

(g)	It acknowledges that the [Class B Notes] [and] [Class C Notes] will bear the applicable legends set forth above unless the Trust determines otherwise in compliance with applicable law.

(h)	In the case of the Rule 144A Notes, by its acquisition thereof, it will be deemed to have represented, warranted and covenanted to the Trust, the Servicer, the Seller, the Administrative Agent, the Initial Purchaser and the Trustees that, for so long as it holds the Rule 144A Note or an interest or participation therein, either (a) no part of the funds being used to pay the purchase price for such Rule 144A Note constitutes an asset of (i) any “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (ii) any “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, (iii) an entity whose underlying assets include plan assets of any of the foregoing by reason of an employee benefit plan’s or plan’s investment in the entity ((i)-(iii) collectively referred to as a “Benefit Plan Entity”) or (iv) any other plan that is subject to Similar Law (as defined in the legend in Section 2.02(c) above), or (b) (i) its purchase, holding and disposition of the Rule 144A Note (or an interest or participation therein) will not result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or any Similar Law:

(i)	It agrees to treat the [Class B Notes] [and] [Class C Notes] as indebtedness for applicable U.S. federal, state and local income and franchise tax law purposes and for purposes of any other tax imposed on, or measured by, income. If such purchaser is a non-U.S. person, it is not purchasing the [Class B Notes] [and] [Class C Notes] pursuant to a tax avoidance plan or in order to reduce its U.S. federal income tax liability.

(j)	It acknowledges that the Trust will rely on the truth and accuracy of the foregoing representations and agreement, and agrees that if any of the foregoing representations and agreements are no longer accurate, it will promptly notify the Trust.

(3)           Each beneficial owner of a [Class B Note] [or] [Class C Note] sold in Canada, or an interest or participation therein, will be deemed to represent and agree with the Trust and the Indenture Trustee that:

(a)	It:

(i)	is a resident of, or located in, a province of Canada and is a resident of, or is deemed to be a resident of, Canada for the purposes of the Income Tax Act (Canada);

(ii)	is purchasing, or deemed to be purchasing, such [Class B Notes] [or] [Class C Notes] as principal and not as agent;

(iii)	is not an individual and is an “accredited investor”, as that term is defined in:

(A)	if such owner is a resident of a province or territory of Canada, other than Ontario, National Instrument 45-106 - Prospectus Exemptions of the Canadian Securities Administrators (“NI 45-106”), or

(B)	if such owner is resident in the Province of Ontario, Section 73.3 of the Securities Act (Ontario);

(iv)	was not created and is not being used solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the term “accredited investor” in Section 1.1 of NI 45-106 or Section 73.3 of the Securities Act (Ontario), as applicable; and

(v)	acknowledges that the Series 202●-● Notes are being offered on a private placement basis and no prospectus has been filed in connection with the offering with the securities regulatory authority in any province of Canada. In addition, the Series 202●-● Notes have not been, and will not be, registered under the U.S. Securities Act, or any state securities laws, and are being offered and sold in Canada only to non-U.S. persons in “offshore transactions” in reliance on Regulation S. No securities commission or other regulatory body has in any way passed upon the merits of the Series 202●-● Notes. The [Class B Notes] [and] [Class C Notes] will be subject to resale restrictions and may be resold by investors only in accordance with the registration and prospectus requirements of applicable securities legislation which may vary depending on the relevant jurisdiction.

(b)	It acknowledges that the Trust will rely on the truth and accuracy of the foregoing representations and agreements, and agrees that if any of the foregoing representations and agreements are no longer accurate, it will promptly notify the Trust.]

2.04	Communications by Series 202●-● Noteholders.

(a)	Series 202●-● Noteholder Communications with Indenture Trustee. A Series 202●-● Noteholder (if the Notes are represented by Definitive Notes) or a Book-Entry Noteholder (if the Notes are represented by Book-Entry Notes) may communicate with the Indenture Trustee and give notices and make requests and demands and give directions to the Indenture Trustee through the procedures of the Clearing Agency and by notifying the Indenture Trustee. Any Book-Entry Noteholder must provide a written certification stating that the Book-Entry Noteholder is a beneficial owner of a Series 202●-● Note, together with supporting documentation such as a trade confirmation, an account statement, a letter from a broker or dealer verifying ownership or another similar document evidencing ownership of a Series 202●-● Note. The Indenture Trustee will not be required to take action in response to requests, demands or directions of a Series 202●-● Noteholder or a Book-Entry Noteholder, other than requests, demands or directions relating to an asset representations review demand under Section 2.05, unless the Series 202●-● Noteholder or Book-Entry Noteholder has offered reasonable security or indemnity reasonably satisfactory to the Indenture Trustee to protect it against the fees and expenses that it may incur in complying with the request, demand or direction.

(b)	Communications between Class A[, Class B] [and] [Class C] Noteholders. A Class A[, Class B] [or] [Class C] Noteholder (if the Notes are represented by Definitive Notes) or a Class A[, Class B] [or] [Class C] Book-Entry Noteholder (if the Notes are represented by Book-Entry Notes) that seeks to communicate with other Class A[, Class B] [or] [Class C] Noteholders or Book-Entry Noteholders, as applicable, about a possible exercise of rights under this Supplemental Indenture or the other Transaction Documents may send a request to the Issuer or the Servicer, on behalf of the Issuer, to include information regarding the communication in a Form 10-D to be filed by the Issuer with the Securities and Exchange Commission. Each request must include (i) the name of the requesting Class A[, Class B] [or] [Class C] Noteholder or Book-Entry Noteholder, (ii) the method by which other Class A[, Class B] [and] [Class C] Noteholders or Book-Entry Noteholders, as applicable, may contact the requesting Class A[, Class B] [and] [Class C] Noteholder or Book-Entry Noteholder and (iii) in the case of a Book-Entry Noteholder, a certification from that Person that it is a Book-Entry Noteholder, together with at least one form of documentation evidencing its ownership of a Class A[, Class B] [or] [Class C] Note, including a trade confirmation, account statement, letter from a broker or dealer or similar document. A Class A[, Class B] [or] [Class C] Noteholder or Book-Entry Noteholder, as applicable, that delivers a request under this Section 2.04(b) will be deemed to have certified to the Issuer and the Servicer that its request to communicate with other Class A[, Class B] [or] [Class C] Noteholders or Book-Entry Noteholders, as applicable, relates solely to a possible exercise of rights under this Supplemental Indenture or the other Series 202●-● Transaction Documents, and will not be used for other purposes. The Trust will promptly deliver any request to the Servicer. On receipt of a request, the Servicer will include in the Form 10-D filed by the Trust with the Securities and Exchange Commission for the Collection Period in which the request was received (A) a statement that the Trust has received a request from a Class A[, Class B] [or] [Class C] Noteholder or Book-Entry Noteholder, as applicable, that is interested in communicating with other Class A[, Class B] [and] [Class C] Noteholders or Book-Entry Noteholders, as applicable, about a possible exercise of rights under this Supplemental Indenture or the other Series 202●-● Transaction Documents, (B) the name of the requesting Class A[, Class B] [or] [Class C] Noteholder or Book-Entry Noteholder, (C) the date the request was received and (D) a description of the method by which the other Class A[, Class B] [or] [Class C] Noteholders or Book-Entry Noteholders, as applicable, may contact the requesting Class A[, Class B] [or] [Class C] Noteholder or Book-Entry Noteholder.

2.05	Delinquency Trigger for Asset Representations Review.

(a)	The Servicer shall, on behalf of the Trust, provide written notice to the Indenture Trustee and disclose the occurrence of any Delinquency Trigger in the distribution report on Form 10-D for the distribution period in which such Delinquency Trigger occurs.

(b)	The Depositor shall review and may adjust the Delinquency Trigger Rate upon the occurrence of any of the following events: (i) the filing of a registration statement with the Securities and Exchange Commission relating to any Notes to be offered and sold from time to time by the Depositor; and (ii) a change in law or regulation (including any new or revised interpretation of an existing law or regulation) that, in the Depositor’s judgment, could reasonably be expected to have a material effect on the delinquency rate for payments on the Accounts or the manner by which delinquencies are defined or determined; provided, however, that for so long as a Delinquency Trigger has occurred and is continuing, a review of the Delinquency Trigger Rate that would otherwise be required as specified above will be delayed until the date on which the Servicer shall, on behalf of the Trust, report in the applicable distribution report on Form 10-D that the Delinquency Trigger is no longer continuing.

(c)	In the case of a review of the Delinquency Trigger Rate undertaken upon the occurrence of an event described in clause (i) of Section 2.05(b), the Depositor may increase or decrease the Delinquency Trigger Rate by any amount it reasonably determines to be appropriate based on the composition of the Receivables at the time of the review. In the case of a review undertaken upon the occurrence of any event described in clause (ii) of Section 2.05(b), the Depositor may increase or decrease the Delinquency Trigger Rate by any amount it reasonably determines to be appropriate as a result of the related change in law or regulation. The Servicer shall, on behalf of the Trust, disclose the Delinquency Trigger Rate, as adjusted, in the distribution report on Form 10-D for the distribution period in which the adjustment occurs, which report shall also include a description of how the adjusted Delinquency Trigger Rate was determined to be appropriate.

2.06	Noteholder Demand for Asset Representations Review.

(a)	Within 90 days following the date on which the Servicer or the Depositor, on behalf of the Trust, discloses the occurrence of a Delinquency Trigger pursuant to subsection 2.05(a), Class A[, Class B] [and] [Class C] Noteholders holding at least 5% of the aggregate unpaid principal amount of all outstanding Class A[, Class B] [and] [Class C] Notes may submit a written petition to the Depositor and the Indenture Trustee directing that a vote be taken on whether to initiate an Asset Representations Review. For the avoidance of doubt, for so long as a Delinquency Trigger has occurred and is continuing, a new 90-day petition period shall commence each month, beginning on the date on which the Servicer, on behalf of the Trust, discloses in the related distribution report on Form 10-D that the Delinquency Trigger is continuing.

(b)	If Class A[, Class B] [and] [Class C] Noteholders submit a written petition directing that a vote be taken in accordance with Section 2.06(a), then the Indenture Trustee shall (i) promptly provide written notice of such direction to all Class A[, Class B] [and] [Class C] Noteholders by delivering notice of such direction to Class A[, Class B] [and] [Class C] Noteholders at their addresses appearing on the Note Register and (ii) conduct a solicitation of votes of Class A[, Class B] [and] [Class C] Noteholders to initiate a review, which solicitation of votes shall occur within 90 days of the delivery of such notice by the Indenture Trustee. If (x) a vote in which an Asset Review Quorum participates occurs within such 90-day period and (y) Class A[, Class B] [and] [Class C] Noteholders holding more than 50% of the aggregate unpaid principal amount of all outstanding Class A[, Class B] [and] [Class C] Notes casting a vote direct that a review be undertaken, then the Indenture Trustee shall promptly provide written notice to the Depositor, the Servicer, the Sponsor, and the Class A[, Class B] [and] [Class C] Noteholders in the same manner as described above. Upon receipt of such notice from the Indenture Trustee, the Servicer will promptly provide written notice to the Asset Representations Reviewer and an Asset Representations Review will commence in accordance with the terms set forth in the Asset Representations Review Agreement.

(c)	Notwithstanding any provisions of this Section 2.06 to the contrary, and subject to the additional requirements and conditions set forth in this Section 2.06, for so long as a petition to direct that a vote be taken, a vote itself, or an Asset Representations Review is underway in accordance with Section 2.06(a) or (b), or the terms of the Asset Representations Review Agreement, respectively, the Class A[, Class B] [and] [Class C] Noteholders may not initiate another petition, vote, or Asset Representations Review unless and until such prior petition, vote, or Asset Representations Review is completed. For purposes of this Section 2.06(c):

(i)	a petition will be considered completed only (A) if the petition does not result in a vote, (B) if a vote occurs, such vote does not result in an Asset Representations Review, or (C) if an Asset Representations Review occurs, at such time as the Servicer, on behalf of the Trust, includes a summary of the Asset Representations Reviewer’s final report setting out the findings of its Asset Representations Review in a distribution report on Form 10-D in accordance with the terms of the Asset Representations Review Agreement;

(ii)	a vote will be considered completed only (A) if the vote does not result in an Asset Representations Review or (B) if an Asset Representations Review occurs, at such time as the Servicer, on behalf of the Trust, includes a summary of the Asset Representations Reviewer’s final report setting out the findings of its Asset Representations Review in a distribution report on Form 10-D in accordance with the terms of the Asset Representations Review Agreement; and

(iii)	an Asset Representations Review will be considered completed only at such time as the Servicer, on behalf of the Trust, includes a summary of the Asset Representations Reviewer’s final report setting out the findings of its Asset Representations Review in a distribution report on Form 10-D in accordance with the terms of the Asset Representations Review Agreement.

(d)	If at the completion of an Asset Representations Review undertaken in accordance with the terms set forth in the Asset Representations Review Agreement, the Asset Representations Reviewer’s findings and conclusions indicate that any Receivables reviewed did not comply with the related representations and warranties, the Sponsor shall investigate any such findings of non-compliance contained in the report and make a determination regarding whether any such non-compliance constitutes a breach of any contractual provision of this Agreement or the Pooling and Servicing Agreement. If the Sponsor determines that such a breach has occurred, it will provide notice of such breach to the Servicer and the Indenture Trustee.

Article 3- ADDITIONAL COVENANTS OF TRUST;
AMENDMENTS TO SERIES 202●-● PURCHASE AGREEMENT;
COVENANTS FOR REPORTING OF REPURCHASE DEMANDS;
ADDITIONAL COVENANTS OF INDENTURE TRSUTEE

3.01	Additional Covenants of Trust.

The Trust hereby covenants in favour of the Indenture Trustee with respect to the Series 202●-● Notes that:

(a)	Amortization Event. If an Amortization Event under Section 6.01(a)(i), (ii), (iii) or (ix) of the Series 202●-● Purchase Agreement occurs and is continuing, then the Trust shall deliver to RBC and any Successor Servicer the Amortization Event Notice referred to in Section 6.02(a) of the Series 202●-● Purchase Agreement, unless the Trust is satisfied that such Amortization Event occurred as a result of inadvertence or error on the part of RBC or a Successor Servicer and is capable of timely rectification without having a material adverse effect on the holders of Series 202●-● Notes; provided that notwithstanding the foregoing the Trust shall deliver to RBC and any Successor Servicer the notice referred to in Section 6.02(a) of the Series 202●-● Purchase Agreement upon the passage of a resolution by the holders of the Series 202●-● Notes holding a majority of the aggregate principal amount of the Series 202●-● Notes requiring the Trust to so deliver (for greater certainty, such resolution shall be effective notwithstanding it was not passed by an Extraordinary Noteholder Direction and was not approved by the Noteholders of each Class of Series 202●-● Notes).

(b)	Originator’s Representation and Indemnity Covenant. All amounts received by the Trust (which, for greater certainty, shall not include any amount received by the Issuer Trustee or the Indenture Trustee in its personal capacity thereunder) in respect of a claim made by the Trust against RBC under the Originator’s Representation and Indemnity Covenant will be deposited by the Trust into the Related Distribution Account, but only to the extent that the claim relates to the Series 202●-● Notes. The obligation of the Trust to make a claim against RBC under the Originator’s Representation and Indemnity Covenant is conditional upon the Series 202●-● Noteholders, or any of them, furnishing, when required by notice in writing by the Trust, sufficient funds to make such claim and an indemnity reasonably satisfactory to the Trust.

(c)	Provision of Information. The Trust shall deliver to, or arrange for delivery to, the Indenture Trustee, forthwith upon preparation of same, the reports and certificates specified in Section 9.01 of the Series 202●-● Purchase Agreement concerning distributions to the Trust from which the Trust is required pursuant to the Programme Agreements to make payments to the Specified Creditors. The Indenture Trustee shall be entitled to rely on same without verification provided the Indenture Trustee believes in good faith that it is genuine and what it purports to be. [The Trust shall (or shall cause the Calculation Agent to) provide the Indenture Trustee the [Class A] [Class B] [Class C] Interest Rate for each [Class A] [Class B] [Class C] Note Interest Period as soon as practicable, but in any event no later than one Business Day following the related [Class A] [Class B] [Class C] Interest Rate Determination Day.] The Trust acknowledges and confirms that it shall be responsible for duly and punctually paying or causing to be paid (i) the principal and interest, if any, of the Series 202●-● Notes to every Noteholder on the date, at the place and in the manner provided for in the Trust Indenture, this Supplemental Indenture and the Series 202●-● Notes, and (ii) the Related Secured Obligations to the other Related Specified Creditors in the manner provided for in the Programme Agreements.

(d)	[Rule 144A Information. Within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144 under the U.S. Securities Act (or any successor provision), the Trust covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) of the U.S. Securities Exchange Act of 1934, as amended, provide to the Indenture Trustee and make available to any holder or beneficial holder of Rule 144A Notes in connection with any sale thereof and any prospective purchaser of Rule 144A Notes designated by such holder or beneficial holder, the information required pursuant to Rule 144A(d)(4) under the U.S. Securities Act upon the request of any holder or beneficial holder of the Rule 144A Notes.]

(e)	Replacement Swap Agreement and Swap Termination Payments. Upon any applicable early termination under the Swap Agreement, and, if applicable, after failure of the Swap Counterparty to transfer all of its rights and obligations in and under the Swap Agreement to a replacement Swap Counterparty as required under the Swap Agreement, the Trust shall arrange for the negotiation and execution of a replacement Swap Agreement. Any amounts payable to the Trust upon any applicable early termination under the Swap Agreement (a “Counterparty Termination Payment”) shall be used by the Trust to replace the Swap Agreement and shall thereafter be deposited immediately into the Related Distribution Account for application pursuant to Article 4.

(f)	Amendments. The Trust, through its Administrative Agent, shall provide each Rating Agency with a copy of each amendment to this Supplemental Indenture or the Trust Indenture.

(g)	Prohibited Beneficiary. Notwithstanding anything contained in the Trust Indenture or this Supplemental Indenture (or contained in any documents, agreements or understandings related to the Trust) to the contrary, no income or corpus of the Trust may be directly or indirectly paid or accumulated to or for the benefit of (including, but not limited to, the satisfaction of any obligation of) any U.S. Person, any controlled foreign corporation (as defined in Section 957(a) of the Code), any entity treated as a partnership for U.S. tax purposes in which a U.S. Person is a partner, or any trust or estate that has a beneficiary that is a U.S. Person (a “Prohibited Beneficiary”). Further, no provision contained in the Trust Indenture or this Supplemental Indenture (or contained in any documents, agreements or understandings related to the Trust) shall be interpreted to allow the Trust Indenture or this Supplemental Indenture to be amended to benefit any Prohibited Beneficiary. All interest in income or principal of any beneficiary of the Trust who becomes a Prohibited Beneficiary shall automatically terminate, and the Trust may not make distributions to such beneficiary at any time. For the avoidance of doubt, Series 202●-● Noteholders are not treated as beneficiaries of the Trust.

3.02	Amendments to Series 202●-● Purchase Agreement.

(1)           Notwithstanding anything contained herein or in Section 13.03 of the Trust Indenture to the contrary, the Series 202●-● Purchase Agreement may be amended by the Servicer, the Seller, the Trust and the Custodian, without the consent of the Series 202●-● Noteholders, to provide for Asset Interest Enhancement to be deposited with the Custodian and transferred to the Trust in respect of the Series 202●-● Ownership Interest in accordance with the terms of such amendment.

(2)           Notwithstanding anything contained herein or in Section 13.03 of the Trust Indenture to the contrary, Section 2.04(b) of the Series 202●-● Purchase Agreement may be amended upon the written request of the Seller, without the consent of the Series 202●-● Noteholders, to remove, amend, eliminate or otherwise modify those provisions if the relevant accounting standard is amended, modified, eliminated or replaced provided that the Rating Agency Condition is satisfied, or, in the case of [Fitch] [or] [Moody’s] where either is a Rating Agency with respect to any of the Series 202●-● Notes, the Seller has provided at least 10 days prior written notice to such Rating Agency of such removal, amendment, elimination or other modification.

3.03	Covenants for Reporting of Repurchase Demands

Each of the Trust and the Indenture Trustee will (a) notify the Seller and the Servicer, as soon as practicable and in any event within five Business Days, of all demands or requests communicated (in writing or orally) to it for the repurchase of any Account Asset pursuant to Section 2.05 of the Pooling and Servicing Agreement, (b) promptly upon request by the Seller or the Servicer, provide to them any other information reasonably requested to facilitate compliance by them with Rule 15Ga-1 under the U.S. Securities Exchange Act of 1934, as amended, and (c) if requested by the Seller or the Servicer, provide a written certification no later than fifteen days following the end of any calendar quarter or calendar year that it has not received repurchase demands for such period, or if repurchase demands have been received during such period, that it has provided all the information reasonably requested under clause (b) above.  In no event will the Trust or the Indenture Trustee have any responsibility or liability in connection with any filing required to be made by a securitizer under the U.S. Securities Exchange Act of 1934, as amended.

3.04	Additional Covenants of Indenture Trustee.

The Indenture Trustee hereby covenants to the Trust, the Depositor and the Servicer with respect to the Series 202●-● Notes that:

(a)	Annual Statement of Compliance. If required by Regulation AB and requested by the Depositor or the Servicer, the Indenture Trustee will deliver to the Depositor, the Issuer Trustee and the Servicer on or before March 1 of each year, an Officer's Certificate, dated as of December 31 of the preceding calendar year, signed by a Responsible Person of the Indenture Trustee (i) to the effect that (A) a review of the Indenture Trustee's activities during the preceding calendar year and of its performance under this Indenture has been made under such Responsible Person's supervision and (B) to such Responsible Person's knowledge, based on such review, the Indenture Trustee has fulfilled in all material respects all of its obligations under this Supplemental Indenture and the Indenture throughout such calendar year, or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such Responsible Person and the nature and status of such failure and (ii) certifying to matters related to the Indenture Trustee as required under Form 10-K under the Exchange Act.

(b)	Report on Assessment of Compliance with Servicing Criteria and Attestation. If required under Regulation AB, the Indenture Trustee will:

(i)	deliver to the Depositor, the Issuer Trustee and the Servicer, a report, dated as of December 31 of the preceding calendar year, on its assessment of compliance with the minimum servicing criteria described in Items [1122(d)(2)(i), (2)(ii), (2)(iv), (2)(v), (3)(ii) (with respect to remittances only) and (3)(iv)] of Regulation AB (the "Applicable Servicing Criteria") during the preceding calendar year, including disclosure of any material instance of non-compliance identified by the Indenture Trustee, as required by Rule 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB under the Securities Act. Such report on assessment will be addressed to the board of directors of the Servicer and to the Depositor and the Issuer Trustee; and

(ii)	cause a firm of registered public accountants that is qualified and independent within the meaning of Rule 2-01 of Regulation S-X under the Securities Act to deliver to the Depositor, the Issuer Trustee and the Servicer an attestation report that satisfies the requirements of Rule 13a-18 or Rule 15d-18 under the Exchange Act, as applicable, on the assessment of compliance with the Applicable Servicing Criteria with respect to the prior calendar year. Such attestation report will be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act. The firm may render other services to the Indenture Trustee, but the firm must indicate in each attestation report that it is qualified and independent within the meaning of Rule 2-01 of Regulation S-X under the Securities Act.

The reports referred to in this Section 3.04(b) will be delivered on before March 1 of each year, in a format suitable for filing with the Securities and Exchange Commission on EDGAR.

(c)	Agreement to Amend or Modify. Each of the parties agrees that (i) the obligations of the parties under Sections 3.04(a) and (b) will be interpreted in such a manner as to accomplish compliance with Regulation AB and (ii) the parties' obligations under Sections 3.04(a) and (b) will be deemed to be supplemented and modified as necessary to be consistent with any such amendments, interpretive guidance provided by the Securities and Exchange Commission or its staff or established market practice among participants in the asset-backed securities markets in respect of the requirements of Regulation AB, and the parties will comply with reasonable requests made by the Depositor, the Servicer or the Indenture Trustee in good faith for delivery of additional or different information required to comply with the provisions of Regulation AB.

If the parties to this Supplemental Indenture determine to further clarify or amend Sections 3.04(a) and (b), this Supplemental Indenture may be amended to reflect the new agreement between the parties covering matters in Sections 3.04(a) and (b) pursuant to Section [___], which amendment will not require the delivery of any Opinions of Counsel or satisfaction of the Rating Agency Condition.

(d)	Duty to Update Disclosure. The Indenture Trustee will notify and provide information, and certify such information in an Officer's Certificate, to the Depositors upon any event or condition relating to the Indenture Trustee or actions taken by the Indenture Trustee that (a) (i) is required to be disclosed by the Depositor under Item 2 (the institution of, material developments in, or termination of legal proceedings against the Indenture Trustee that are material to Noteholders) of Form 10-D under the Exchange Act within five days of such occurrence or (ii) the Depositor reasonably requests of the Indenture Trustee that the Depositor, in good faith, believes is necessary to comply with Regulation AB within five days of such request or (b) (i) is required to be disclosed under Item 5 (submission of matters to a vote of Noteholders) of Form 10-D under the Exchange Act within five days of a Responsible Person of the Indenture Trustee becoming aware of such submission, (ii) is required to be disclosed under Item 6.02 (resignation, removal, replacement or substitution of the Indenture Trustee) or Item 6.04 (failure to make a distribution when required) of Form 8-K under the Exchange Act within two days of a Responsible Person of the Indenture Trustee becoming aware of such occurrence or (iii) causes the information provided by the Indenture Trustee in any certificate delivered by a Responsible Person of the Indenture Trustee to be untrue or incorrect in any material respect or is necessary to make the statements provided by the Indenture Trustee in light of the circumstances in which they were made not misleading within five days of a Responsible Person of the Indenture Trustee becoming aware thereof.

(e)	Indenture Trustee Indemnification. The Indenture Trustee agrees to indemnify and hold harmless the Issuer and the Depositors from and against, any and all claims, losses, liabilities, actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys) of any nature resulting solely from or directly related to a breach of any of the delivery obligations of the Indenture Trustee contained in this Section 3.04.

Article 4 - APPLICATION OF MONEY

4.01	Application of Money.

(1)           Prior to the occurrence of a Related Event of Default, the Trust shall, on each Distribution Day, apply the aggregate amount on deposit in the Related Distribution Account on such date (including, for greater certainty, amounts deposited therein pursuant to Section 3.01(d)) in excess of the Non-Distributed Amount in the following order of priority; provided, however, that payments in respect of interest on the Series 202●-● Notes shall only occur on the Interest Payment Date [(or Special Payment Date after the occurrence of a Related Event of Default which has not been waived or remedied)] and payments in respect of principal on the Series 202●-● Notes shall only occur on the Expected Final Payment Date [(or Special Payment Date after the occurrence of a Related Event of Default which has not been waived or remedied)]:

(a)	first, in payment or reimbursement of all amounts due, owing, accruing due or owing to the Indenture Trustee under the Trust Indenture (excluding principal and interest payable pursuant to the Series 202●-● Notes) and all amounts due, owing, accruing due or owing to the Issuer Trustee in its individual capacity under the Declaration of Trust;

(b)	second, toward the payment of the Swap Payment for the Class A Notes (which, for greater certainty, shall not include any amounts payable by the Trust upon any applicable early termination under the Swap Agreement);

(c)	third, toward the payment of the Swap Exchange Amount for the Class A Notes (which, for greater certainty, shall not include any amounts payable by the Trust upon any applicable early termination under the Swap Agreement);

(d)	[fourth, [toward the payment of the Swap Payment for the Class B Notes (which, for greater certainty, shall not include any amounts payable by the Trust upon any applicable early termination under the Swap Agreement)] [toward the payment of all interest (including interest on overdue interest) due and payable in accordance with the Class B Notes, pari passu];]

(e)	[fifth, [toward the payment of the Swap Exchange Amount for the Class B Notes (which, for greater certainty, shall not include any amounts payable by the Trust upon any applicable early termination under the Swap Agreement)] [toward the payment of all amounts due and owing under the Class B Notes in respect of principal, pari passu];]

(f)	[sixth, [toward the payment of the Swap Payment for the Class C Notes (which, for greater certainty, shall not include any amounts payable by the Trust upon any applicable early termination under the Swap Agreement)] [toward the payment of all interest (including interest on overdue interest) due and payable in accordance with the Class C Notes, pari passu];]

(g)	[seventh, [toward the payment of the Swap Exchange Amount for the Class C Notes (which, for greater certainty, shall not include any amounts payable by the Trust upon any applicable early termination under the Swap Agreement)] [toward the payment of all amounts due and owing under the Class C Notes in respect of principal, pari passu];]

(h)	eighth, in or towards payment of amounts owing in respect of item (b) of the definition of “Additional Funding Expenses” in the Series 202●-● Purchase Agreement, any expenses paid by the Administrative Agent on behalf of the Trust in respect of such items pursuant to item (c)(iv) of such definition and any amounts owing in respect of item (c)(vi) of such definition (in order of priority corresponding to the order in which each appears in the definition thereof);

(i)	ninth, in or toward payment of the following Related Secured Obligations in respect of the Series 202●-● Notes then owing in the following order of priority:

(i)	all other amounts properly incurred and owing by the Trust and which are solely attributable to Related Collateral, the Related Secured Obligations or the Related Programme Agreements, and not otherwise specified in this Section 4.01(1); and

(ii)	the Related Proportionate Share of all other amounts properly incurred and owing by the Trust which are not solely attributable to any Related Collateral, the Related Secured Obligations or the Related Programme Agreements and not otherwise specified in this Section 4.01(1); and

(j)	tenth, the balance to the Trust.

(2)           Upon the declaration by the Indenture Trustee that the Series 202●-● Notes are immediately due and payable as a result of a Related Event of Default, all money standing in a Related Collateral Account or otherwise received by the Indenture Trustee or by the Receiver pursuant to Article Nine of the Trust Indenture together with any Counterparty Termination Payment shall be applied on each Payment Day thereafter in accordance with the priority specified in Sections 4.01(1)(a) to (j), except that Section 4.01(1)(a) shall be deemed to include the following after the word “Trust”:

“and all costs, charges and expenses of the Indenture Trustee incurred in exercising any right, remedy or power granted to it under the Trust Indenture with respect to the Related Collateral (including the appointment of a Receiver), including all outgoings properly paid by the Indenture Trustee in exercising such rights, remedies and powers, including, without limitation, the reasonable remuneration of such Receiver or any agent or employee of such Receiver or any agent of the Indenture Trustee”.

(3)           On the earlier of (a) the first Payment Day on which the Invested Amount of the Series 202●-● Ownership Interest has been reduced to zero, (b) the date on which all amounts due and owing to (i) the Issuer Trustee and the Indenture Trustee in respect of the Series 202●-● Ownership Interest, (ii) the Noteholders, and (iii) the Specified Creditors in respect of Related Secured Obligations have been paid in full and (c) the Prescription Date, any remaining deposit in the Related Distribution Account shall be paid to the Seller as an administrative fee (inclusive of goods and services tax). No payment of principal in respect of the Series 202●-● Notes or any other amounts owing thereunder shall be payable after the Prescription Date.

Article 5 - NOTE LIQUIDATION ACCOUNTS

5.01	The Class A Note Liquidation Account

(1)           The Indenture Trustee confirms that it has established or arranged for the establishment of a U.S. Dollar Eligible Deposit Account (the particulars of which are set forth in Schedule D) in the name of the Trust, which shall constitute the Class A Note Liquidation Account in respect of the Class A Notes (the “Class A Note Liquidation Account”).

(2)           The Indenture Trustee shall possess all title documents to, other evidence of ownership of all funds from time to time on deposit in, and all investments and their proceeds which are credited to, the Class A Note Liquidation Account. The Indenture Trustee shall have sole signing authority in respect of the Class A Note Liquidation Account. If, at any time, the Class A Note Liquidation Account ceases to be an Eligible Deposit Account, the Indenture Trustee shall, within 30 days of the Class A Note Liquidation Account ceasing to be an Eligible Deposit Account, establish or arrange for the establishment of a substitute Eligible Deposit Account as the Class A Note Liquidation Account, transfer any funds and any Eligible Investments to such new Class A Note Liquidation Account and, from the date any such substitute account is established and funds and Eligible Investments transferred, such account shall be the Class A Note Liquidation Account. If a substitute Class A Note Liquidation Account is established pursuant to this Section 5.01(2), the Indenture Trustee shall provide to the other parties hereto an amended Schedule D, setting forth the relevant information for such substitute Class A Note Liquidation Account.

(3)           The Trust shall deposit or arrange for the deposit of all amounts received from the Swap Counterparty under the Swap Agreement for the Class A Notes, other than any Counterparty Termination Payment and any Collateral Deposit Amounts, to the Class A Note Liquidation Account or as otherwise directed by the Indenture Trustee.

(4)           The Indenture Trustee shall withdraw from the Class A Note Liquidation Account and apply the aggregate amount on deposit in the Class A Note Liquidation Account on each Payment Date (a) on each Interest Payment Date with respect to the Class A Notes toward the payment of all interest (including interest on overdue interest) due and payable in accordance with the Class A Notes, pari passu; and (b) on the Expected Final Payment Date (or Class A Note Interest Payment Date after the occurrence of a Related Event of Default which has not been waived or remedied) toward the payment of all amounts due and owing under the Class A Notes in respect of principal, pari passu.

5.02	[The Class B Note Liquidation Account]

(1)           The Indenture Trustee confirms that it has established or arranged for the establishment of a [U.S.] [Canadian] Dollar Eligible Deposit Account (the particulars of which are set forth in Schedule E) in the name of the Trust, which shall constitute the Class B Note Liquidation Account in respect of the Class B Notes and the Class C Notes (the “Class B Note Liquidation Account”).

(2)           The Indenture Trustee shall possess all title documents to, other evidence of ownership of all funds from time to time on deposit in, and all investments and their proceeds which are credited to, the Class B Note Liquidation Account. The Indenture Trustee shall have sole signing authority in respect of the Class B Note Liquidation Account. If, at any time, the Class B Note Liquidation Account ceases to be an Eligible Deposit Account, the Indenture Trustee shall, within 30 days of the Class B Note Liquidation Account ceasing to be an Eligible Deposit Account, establish or arrange for the establishment of a substitute Eligible Deposit Account as the Class B Note Liquidation Account, transfer any funds and any Eligible Investments to such new Class B Note Liquidation Account and, from the date any such substitute account is established and funds and Eligible Investments transferred, such account shall be the Class B Note Liquidation Account. If a substitute Class B Note Liquidation Account is established pursuant to this Section 5.02(2), the Indenture Trustee shall provide to the other parties hereto an amended Schedule E, setting forth the relevant information for such substitute Class B Note Liquidation Account.

(3)           [The Trust shall deposit or arrange for the deposit of all amounts received from the Swap Counterparty under the Swap Agreement for the Class B Notes, other than any Counterparty Termination Payment and any Collateral Deposit Amounts, to the Class B Note Liquidation Account or as otherwise directed by the Indenture Trustee.] [On each Class B Note Interest Payment Date, the Trust shall withdraw or arrange for the withdrawal from the Distribution Account and deposit or arrange for deposit to the Class B Note Liquidation Account of all amounts payable to the Class B Noteholders on such Class B Note Interest Payment Date.]

(4)           The Indenture Trustee shall withdraw from the Class B Note Liquidation Account and apply the aggregate amount on deposit in the Class B Note Liquidation Account on each Payment Date (a) on each Interest Payment Date with respect to the Class B Notes [(or Special Payment Date after the occurrence of a Related Event of Default which has not been waived or remedied)] toward the payment of all interest (including interest on overdue interest) due and payable in accordance with the Class B Notes, pari passu; and (b) on the Expected Final Payment Date [(or Special Payment Date after the occurrence of a Related Event of Default which has not been waived or remedied)] toward the payment of all amounts due and owing under the Class B Notes in respect of principal.]

5.03	[The Class C Note Liquidation Account]

(1)           The Indenture Trustee confirms that it has established or arranged for the establishment of a [U.S.] [Canadian] Dollar Eligible Deposit Account (the particulars of which are set forth in Schedule E) in the name of the Trust, which shall constitute the Class C Note Liquidation Account in respect of the Class C Notes and the Class C Notes (the “Class C Note Liquidation Account”).

(2)           The Indenture Trustee shall possess all title documents to, other evidence of ownership of all funds from time to time on deposit in, and all investments and their proceeds which are credited to, the Class C Note Liquidation Account. The Indenture Trustee shall have sole signing authority in respect of the Class C Note Liquidation Account. If, at any time, the Class C Note Liquidation Account ceases to be an Eligible Deposit Account, the Indenture Trustee shall, within 30 days of the Class C Note Liquidation Account ceasing to be an Eligible Deposit Account, establish or arrange for the establishment of a substitute Eligible Deposit Account as the Class C Note Liquidation Account, transfer any funds and any Eligible Investments to such new Class C Note Liquidation Account and, from the date any such substitute account is established and funds and Eligible Investments transferred, such account shall be the Class C Note Liquidation Account. If a substitute Class C Note Liquidation Account is established pursuant to this Section 5.02(3), the Indenture Trustee shall provide to the other parties hereto an amended Schedule E, setting forth the relevant information for such substitute Class C Note Liquidation Account.

(3)           [The Trust shall deposit or arrange for the deposit of all amounts received from the Swap Counterparty under the Swap Agreement for the Class C Notes, other than any Counterparty Termination Payment and any Collateral Deposit Amounts, to the Class C Note Liquidation Account or as otherwise directed by the Indenture Trustee.] [On each Class C Note Interest Payment Date, the Trust shall withdraw or arrange for the withdrawal from the Distribution Account and deposit or arrange for deposit to the Class C Note Liquidation Account of all amounts payable to the Class C Noteholders on such Class C Note Interest Payment Date.]

(4)           The Indenture Trustee shall withdraw from the Class C Note Liquidation Account and apply the aggregate amount on deposit in the Class C Note Liquidation Account on each Payment Date (a) on each Interest Payment Date with respect to the Class C Notes [(or Special Payment Date after the occurrence of a Related Event of Default which has not been waived or remedied)] toward the payment of all interest (including interest on overdue interest) due and payable in accordance with the Class C Notes, pari passu; and (b) on the Expected Final Payment Date [(or Special Payment Date after the occurrence of a Related Event of Default which has not been waived or remedied)] toward the payment of all amounts due and owing under the Class C Notes in respect of principal.]

Article 6- GENERAL

6.01	Confirmation of Trust Indenture.

The Trust Indenture, as supplemented by this Supplemental Indenture, shall and does continue in full force and effect, otherwise unamended, and the Trust Indenture, as so supplemented together with all the grants created thereby, are hereby ratified and confirmed.

6.02	Obligations of the Trust.

Nothing contained in this Supplemental Indenture shall in any way modify or relieve the Trust from its obligations to carry out its covenants contained in the Trust Indenture.

6.03	Acceptance.

The Indenture Trustee hereby accepts the trust in this Supplemental Indenture declared and provided for and agrees to perform the same on the terms and conditions herein set forth.

6.04	Payments.

Any payment of principal, interest and other amounts on any Series 202●-● Note which is required to be paid on a day other than a Business Day shall be payable on the next succeeding Business Day without adjustment for interest thereon and such payment shall be deemed to have been made with the same force and effect as if made on the day that payment was required to be made in the absence of this Section.

6.05	Limitation of Liability of Issuer Trustee.

This Supplemental Indenture, and every deed, transfer, assignment, agreement or other instrument made pursuant hereto including, without limitation, the Series 202●-● Notes, made or purporting to be made by or creating an obligation of the Trust or the Issuer Trustee on behalf of, or as trustee of, the Trust shall be deemed and construed for all purposes as if made by the Issuer Trustee, in and only in its capacity as trustee of the Trust. Any obligations of the Issuer Trustee hereunder or thereunder are non-recourse to the Issuer Trustee in its personal capacity and limited solely to the assets of the Trust. No other property or assets of the Issuer Trustee, whether owned by it in its personal capacity or otherwise, will be subject to levy, execution or other enforcement procedure with regard to any obligation under this Supplemental Indenture or any other such deed, transfer, assignment, agreement or other instrument. There will be no further liability against the Issuer Trustee.

6.06	Execution in Counterparts.

This Supplemental Indenture may be executed in several counterparts, each of which when so executed shall be deemed to be an original and the counterparts together shall constitute one and the same instrument. This Supplemental Indenture may be executed by way of electronic signature (including through an information system) and any such execution of this Supplemental Indenture shall be of the same legal effect, validity or enforceability as a manually executed signature.

6.07	Formal Date.

For purpose of convenience, this Supplemental Indenture may be referred to as bearing a formal date of ● ●, 202●, irrespective of the actual date of its execution.

6.08	Delivery of Executed Copies.

Each party acknowledges delivery of an executed copy of this Supplemental Indenture.

6.09	Right to Disclose.

Each of the Issuer Trustee and the Indenture Trustee shall have the right to disclose any information disclosed or released to it if in the opinion of the Issuer Trustee or the Indenture Trustee, or its legal counsel, it is required to disclose under any applicable laws, court order or, in the case of the Indenture Trustee, direction from the Administrative Agent. Each of the Issuer Trustee and the Indenture Trustee shall not be responsible or liable to any party for any loss or damage arising out of or in any way sustained or incurred or in any way relating to such disclosure, except for losses or damages caused by its own negligence, fraud or wilful misconduct.

6.10	Nonpetition Covenant.

Notwithstanding any prior termination of this Supplemental Indenture, the Indenture Trustee shall not, prior to the date that is one year after the date on which all principal and interest owing with respect to the Series 202●-● Notes has been paid in full, acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Trust under any bankruptcy, insolvency or similar law of Canada or a province thereof or, except as provided for in the Trust Indenture, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar office of the Trust or any substantial part of its property or ordering the winding-up or liquidation or the affairs of the Trust.

IN WITNESS WHEREOF the parties hereto have duly executed this Supplemental Indenture.

GOLDEN CREDIT CARD TRUST,
by COMPUTERSHARE TRUST COMPANY OF CANADA, as Issuer Trustee

By:
Name:
Title:

By:
Name:
Title:

CIBC MELLON TRUST COMPANY,
as Indenture Trustee

By:
Name:
	Title:	Authorized Signatory

SCHEDULE A

FORM OF CLASS A NOTES

See attached.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUST (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BY YOUR ACQUISITION OF THIS NOTE OR ANY INTEREST HEREIN, YOU SHALL BE DEEMED TO REPRESENT, COVENANT AND AGREE FOR THE BENEFIT OF THE TRUST, THE TRUSTEES, THE INITIAL PURCHASERS, THE SERVICER, AND THE SELLER THAT EITHER (A) YOU ARE NOT A PLAN (AS DEFINED BELOW) AND THAT YOU ARE NOT PURCHASING OR HOLDING SUCH NOTE OR ANY INTEREST HEREIN ON BEHALF OF, OR WITH THE ASSETS OF, A PLAN OR (B) YOUR PURCHASE, HOLDING AND DISPOSITION OF THIS NOTE OR INTEREST HEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA (AS DEFINED BELOW), SECTION 4975 OF THE CODE (AS DEFINED BELOW) OR ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW. FOR THESE PURPOSES, A “PLAN” INCLUDES AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (EACH, A “BENEFIT PLAN ENTITY”) OR ANY OTHER PLAN THAT IS SUBJECT TO ANY LAW SUBSTANTIALLY SIMILAR TO PART 4 OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”).

2

[●%] CREDIT CARD RECEIVABLES-BACKED CLASS A [FLOATING RATE] NOTES SERIES 202●-●

CUSIP No. ●

No. ●	U.S.$ ●

GOLDEN CREDIT CARD TRUST

(A trust established under the laws of the Province of Ontario)

[●%] CREDIT CARD RECEIVABLES-BACKED CLASS A [FLOATING RATE] NOTES, SERIES 202●-●

Expected Final Payment Date: ● ●, 202●

Computershare Trust Company of Canada (the “Issuer Trustee”), as trustee of Golden Credit Card Trust (the “Trust”), for value received hereby promises to pay to Cede & Co., the registered holder hereof, or its registered assigns (the “Noteholder”), the principal sum of ● U.S. Dollars (U.S.$ ●) at the main branch of Royal Bank of Canada in the City of Toronto and to pay interest as hereinafter set forth. Subject to the occurrence of a Related Event of Default which has not been waived or remedied, the aggregate unpaid principal amount of the [●%] Credit Card Receivables-Backed Class A [Floating Rate] Notes, Series 202●-●, (the “Series 202●-● Class A Notes”) shall be due and payable on the Expected Final Payment Date or, after the occurrence of a Related Event of Default, on each [Class A Note] Interest Payment Date until paid, in each case, in accordance with the terms of the Trust Indenture and the Supplemental Indenture. Capitalized terms used in this Note and not defined herein shall have the meanings assigned thereto in the Trust Indenture and the Supplemental Indenture.

Interest shall accrue on the aggregate unpaid principal amount at an annual rate of interest equal to the [then applicable] Class A Note Interest Rate and shall be payable monthly in arrears on each [Class A Note] Interest Payment Date, commencing on ● ●, 202● (each a “Payment Date”). Interest to be paid on any Payment Date will accrue from and including the preceding Payment Date (or, in the case of the first Payment Date, from and including the date hereof) to but excluding such Payment Date and will be calculated on the basis of [a 30 day period] [the actual number of days in the applicable Interest Period] and a 360 day year.

Interest due but not paid on any Payment Date will be due and payable on the next succeeding Payment Date together with additional interest on such amount calculated at the then applicable Class A Note Interest Rate from the due date until paid, provided that such interest on unpaid interest will be calculated on the basis of the actual number of days in the applicable Interest Period and a 365 or 366 day year, as applicable.

Interest on the Series 202●-● Class A Notes shall be payable until the earlier of (A) the repayment in full of the Series 202●-● Class A Notes and (B) the Prescription Date.

So long as the holder hereof is a Clearing Agency or a nominee thereof, payments under this Note shall be made by wire transfer to the Clearing Agency or by the delivery to the Clearing Agency of a cheque negotiable at par at any branch in Canada of Royal Bank of Canada in the amount of such payment at or before 11:00 a.m. (Toronto time) on the Payment Date. Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Trust or its agent for registration of transfer, exchange, or payment, and any note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

3

This Note and all other Series 202●-● Class A Notes authenticated and issued under the Trust Indenture and the Supplemental Indenture (as such terms are defined below) rank pari passu according to their tenor without discrimination, preference or priority. This Note is one of the Notes issued under a trust indenture (the “Trust Indenture”) dated as of July 9, 1999 as supplemented as of April 22, 2008 and as of January 26, 2017 between the Trust (by the Issuer Trustee) and CIBC Mellon Trust Company (the “Indenture Trustee”) and the Related Supplement (the “Supplemental Indenture”) to the Trust Indenture dated as of ● ●, 202● between the Trust (by the Issuer Trustee) and the Indenture Trustee in respect of, inter alia, the Series 202●-● Class A Notes. The provisions of this Note are qualified in their entirety by the provisions of the Trust Indenture and the Supplemental Indenture. Reference to the Trust Indenture and the Supplemental Indenture is hereby made for a description of the terms and conditions of the Notes, all to the same effect as if the provisions of the Trust Indenture and such instruments supplemental thereto were herein set forth, to all of which provisions the Noteholder, by acceptance hereof, assents.

The Trust Indenture contains provisions for the holding of meetings of Noteholders (and rendering resolutions passed at such meetings and instruments in writing signed by the holders of a specified percentage of Notes outstanding) binding upon all Noteholders, subject to the provisions of the Trust Indenture.

The Issuer Trustee has entered into the Trust Indenture and the Supplemental Indenture and issued this Note in its capacity as trustee of the Trust and not in its personal capacity. The liability of the Issuer Trustee hereunder and under the Trust Indenture and the Supplemental Indenture is limited to the assets of the Trust. No other property or assets of the Issuer Trustee, whether owned by it in its personal capacity or otherwise, will be subject to levy, execution or other enforcement procedures with regard to any obligation hereunder or under the Trust Indenture and the Supplemental Indenture.

This Note will not entitle the Noteholder to any benefits under the Trust Indenture and the Supplemental Indenture or become valid or obligatory for any purpose until it has been countersigned by the Indenture Trustee.

The principal of, and interest on, this Note are payable in such coin or currency of the United States of America as is legal tender for the payment of public and private debts. All payments made by the Trust with respect to this Note shall be applied first to interest due and payable on this Note and then to the unpaid principal of this Note.

All Series 202●-● Class A Notes are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Trust Indenture and the Supplemental Indenture.

The principal of this Note will be due and payable in full on the Expected Final Payment Date in the amount described above. Notwithstanding the foregoing, the entire unpaid principal amount of this Note shall be due and payable on the date on which a Related Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders have declared this Note to be immediately due and payable in the manner provided in the Trust Indenture and the Supplemental Indenture.

4

Prior to the due presentment for registration of transfer of this Note, the Trust, the Indenture Trustee and any agent of the Trust or the Indenture Trustee may treat the Person in whose name this Note (as of the Record Date or as of such other date as may be specified in the Trust Indenture as supplemented by the Supplemental Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Trust, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Trust Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Trust and the rights of Noteholders under the Trust Indenture at any time by the Trust with the consent of the Noteholders representing specified percentages of Notes outstanding on behalf of all Noteholders, and to waive compliance by the Trust with certain provisions of the Trust Indenture and certain past defaults under the Trust Indenture and their consequences. The Trust Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Trust Indenture without Noteholders consent.

THIS NOTE, THE TRUST INDENTURE AND THE SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO AND THE LAWS OF CANADA APPLICABLE THEREIN.

The Noteholder by the acceptance hereof agrees that, except as expressly provided in the Trust Indenture and the Supplemental Indenture, such Noteholder shall have no claim against the Trust, the Issuer Trustee and the Indenture Trustee for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Trust for any and all liabilities, obligations and undertakings contained in the Trust Indenture, the Supplemental Indenture or in this Note.

[Signature Page Follows]

IN WITNESS WHEREOF this Note has been executed by Computershare Trust Company of Canada, trustee of Golden Credit Card Trust, as of the ● day of ●, 202●.

GOLDEN CREDIT CARD TRUST, by COMPUTERSHARE TRUST COMPANY OF CANADA, as Issuer Trustee

By:
Name:
Title:

By:
Name:
Title:

INDENTURE TRUSTEE'S CERTIFICATE

This Note is one of the [●%] Credit Card Receivables-Backed Class A [Floating Rate] Notes, Series 202●-●, referred to in the Trust Indenture and the Supplemental Indenture within mentioned.

CIBC MELLON TRUST COMPANY, as Indenture Trustee

By:
Name:
Title:

TRANSFER FORM

FOR VALUE RECEIVED the undersigned sells, assigns and transfers unto the within [●%] Credit Card Receivables-Backed Class A [Floating Rate] Note, Series 202●-●, of Golden Credit Card Trust and hereby irrevocably constitutes and appoints attorney to transfer the said [●%] Credit Card Receivables-Backed Class A [Floating Rate] Note, Series 202●-● on the register for the [●%] Credit Card Receivables-Backed Class A [Floating Rate] Notes, Series 202●-●, with full power of substitution in the premises.

*(Signature of Transferor)

Dated

*Signature must be guaranteed by a Canadian chartered bank, a major trust company in Canada, a member of the Transfer Association Medallion (Stamp) Program, a member of the Investment Dealers Association of Canada or a member firm of the TSX, a national securities exchange in the United States or Nasdaq.

REGISTRATION PANEL

(No writing on this panel except
by the Indenture Trustee or other Registrar)

Date of Registration	In Whose Name Registered	Signature of Indenture Trustee or Other Registrar

● ●, 202●	Cede & Co.

[SCHEDULE B

FORM OF CLASS B NOTES

See attached.]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUST (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES. THIS NOTE MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND ALL APPLICABLE SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, AND ONLY (I) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”) WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (II) PURSUANT TO RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT FOR OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES, OR (III) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES AND BLUE SKY LAWS, SUBJECT TO THE RIGHT OF THE TRUST AND THE INDENTURE TRUSTEE, BEFORE ANY OFFER, SALE OR OTHER TRANSFER PURSUANT TO CLAUSE (II) OR (III), TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATES AND/OR OTHER INFORMATION SATISFACTORY TO THE TRUST AND THE INDENTURE TRUSTEE, IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF THE STATES OF THE UNITED STATES. EACH PURCHASER WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE TRUST INDENTURE AND THE SERIES 202●-● SUPPLEMENTAL INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE TRUST, THE INDENTURE TRUSTEE OR ANY INTERMEDIARY.]

2

BY YOUR ACQUISITION OF THIS NOTE OR ANY INTEREST HEREIN, YOU SHALL BE DEEMED TO REPRESENT, COVENANT AND AGREE FOR THE BENEFIT OF THE TRUST, THE TRUSTEES, THE INITIAL PURCHASERS, THE SERVICER, AND THE SELLER THAT EITHER (A) YOU ARE NOT A PLAN (AS DEFINED BELOW) AND THAT YOU ARE NOT PURCHASING OR HOLDING SUCH NOTE OR ANY INTEREST HEREIN ON BEHALF OF, OR WITH THE ASSETS OF, A PLAN OR (B) YOUR PURCHASE, HOLDING AND DISPOSITION OF THIS NOTE OR INTEREST HEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA (AS DEFINED BELOW), SECTION 4975 OF THE CODE (AS DEFINED BELOW) OR ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW. FOR THESE PURPOSES, A “PLAN” INCLUDES AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (EACH, A “BENEFIT PLAN ENTITY”) OR ANY OTHER PLAN THAT IS SUBJECT TO ANY LAW SUBSTANTIALLY SIMILAR TO PART 4 OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”).

[●%] CREDIT CARD RECEIVABLES-BACKED CLASS [FLOATING RATE] B NOTES
SERIES 202●-●

CUSIP No. ●

No. 001	U.S.$ ●

GOLDEN CREDIT CARD TRUST

(A trust established under the laws of the Province of Ontario)

[●%] CREDIT CARD RECEIVABLES-BACKED CLASS B [FLOATING RATE] NOTES, SERIES 202●-●

Expected Final Payment Date: ● ●, 202●

Computershare Trust Company of Canada (the “Issuer Trustee”), as trustee of Golden Credit Card Trust (the “Trust”), for value received hereby promises to pay to Cede & Co., the registered holder hereof, or its registered assigns (the “Noteholder”), the principal sum of ● U.S. Dollars (U.S.$ ●) at the main branch of Royal Bank of Canada in the City of Toronto and to pay interest as hereinafter set forth. Subject to the occurrence of a Related Event of Default which has not been waived or remedied, the aggregate unpaid principal amount of the [●%] Credit Card Receivables-Backed Class B [Floating Rate] Notes, Series 202●-●, (the “Series 202●-● Class B Notes”) shall be due and payable on the Expected Final Payment Date or, after the occurrence of a Related Event of Default, on each [Class B Note] Interest Payment Date until paid, in each case, in accordance with the terms of the Trust Indenture and the Supplemental Indenture. Capitalized terms used in this Note and not defined herein shall have the meanings assigned thereto in the Trust Indenture and the Supplemental Indenture.

Interest shall accrue on the aggregate unpaid principal amount at an annual rate of interest equal to the [then applicable] Class B Note Interest Rate and shall be payable monthly in arrears on each [Class B Note] Interest Payment Date, commencing on ● ●, 202● (each a “Payment Date”). Interest to be paid on any Payment Date will accrue from and including the preceding Payment Date (or, in the case of the first Payment Date, from and including the date hereof) to but excluding such Payment Date and will be calculated on the basis of [a 30 day period] [the actual number of days in the applicable Interest Period] and a 360 day year.

3

Interest due but not paid on any Payment Date will be due and payable on the next succeeding Payment Date together with additional interest on such amount calculated at the then applicable Class B Note Interest Rate from the due date until paid, provided that such interest on unpaid interest will be calculated on the basis of the actual number of days in the applicable Interest Period and a 365 or 366 day year, as applicable.

Interest on the Series 202●-● Class B Notes shall be payable until the earlier of (A) the repayment in full of the Series 202●-● Class B Notes and (B) the Prescription Date.

So long as the holder hereof is a Clearing Agency or a nominee thereof, payments under this Note shall be made by wire transfer to the Clearing Agency or by the delivery to the Clearing Agency of a cheque negotiable at par at any branch in Canada of Royal Bank of Canada in the amount of such payment at or before 11:00 a.m. (Toronto time) on the Payment Date. Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Trust or its agent for registration of transfer, exchange, or payment, and any note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

This Note and all other Series 202●-● Class B Notes authenticated and issued under the Trust Indenture and the Supplemental Indenture (as such terms are defined below) rank pari passu according to their tenor without discrimination, preference or priority. This Note is one of the Notes issued under a trust indenture (the “Trust Indenture”) dated as of July 9, 1999 as supplemented as of April 22, 2008 and as of January 26, 2017 between the Trust (by the Issuer Trustee) and CIBC Mellon Trust Company (the “Indenture Trustee”) and the Related Supplement (the “Supplemental Indenture”) to the Trust Indenture dated as of ● ●, 202● between the Trust (by the Issuer Trustee) and the Indenture Trustee in respect of, inter alia, the Series 202●-● Class B Notes. The provisions of this Note are qualified in their entirety by the provisions of the Trust Indenture and the Supplemental Indenture. Reference to the Trust Indenture and the Supplemental Indenture is hereby made for a description of the terms and conditions of the Notes, all to the same effect as if the provisions of the Trust Indenture and such instruments supplemental thereto were herein set forth, to all of which provisions the Noteholder, by acceptance hereof, assents.

The Trust Indenture contains provisions for the holding of meetings of Noteholders (and rendering resolutions passed at such meetings and instruments in writing signed by the holders of a specified percentage of Notes outstanding) binding upon all Noteholders, subject to the provisions of the Trust Indenture.

The Issuer Trustee has entered into the Trust Indenture and the Supplemental Indenture and issued this Note in its capacity as trustee of the Trust and not in its personal capacity. The liability of the Issuer Trustee hereunder and under the Trust Indenture and the Supplemental Indenture is limited to the assets of the Trust. No other property or assets of the Issuer Trustee, whether owned by it in its personal capacity or otherwise, will be subject to levy, execution or other enforcement procedures with regard to any obligation hereunder or under the Trust Indenture and the Supplemental Indenture.

4

This Note will not entitle the Noteholder to any benefits under the Trust Indenture and the Supplemental Indenture or become valid or obligatory for any purpose until it has been countersigned by the Indenture Trustee.

The principal of, and interest on, this Note are payable in such coin or currency of the United States of America as is legal tender for the payment of public and private debts. All payments made by the Trust with respect to this Note shall be applied first to interest due and payable on this Note and then to the unpaid principal of this Note.

All Series 202●-● Class B Notes are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Trust Indenture and the Supplemental Indenture.

The principal of this Note will be due and payable in full on the Expected Final Payment Date in the amount described above. Notwithstanding the foregoing, the entire unpaid principal amount of this Note shall be due and payable on the date on which a Related Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders have declared this Note to be immediately due and payable in the manner provided in the Trust Indenture and the Supplemental Indenture.

Prior to the due presentment for registration of transfer of this Note, the Trust, the Indenture Trustee and any agent of the Trust or the Indenture Trustee may treat the Person in whose name this Note (as of the Record Date or as of such other date as may be specified in the Trust Indenture as supplemented by the Supplemental Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Trust, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Trust Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Trust and the rights of Noteholders under the Trust Indenture at any time by the Trust with the consent of the Noteholders representing specified percentages of Notes outstanding on behalf of all Noteholders, and to waive compliance by the Trust with certain provisions of the Trust Indenture and certain past defaults under the Trust Indenture and their consequences. The Trust Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Trust Indenture without Noteholders consent.

THIS NOTE, THE TRUST INDENTURE AND THE SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO AND THE LAWS OF CANADA APPLICABLE THEREIN.

The Noteholder by the acceptance hereof agrees that, except as expressly provided in the Trust Indenture and the Supplemental Indenture, such Noteholder shall have no claim against the Trust, the Issuer Trustee and the Indenture Trustee for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Trust for any and all liabilities, obligations and undertakings contained in the Trust Indenture, the Supplemental Indenture or in this Note.

5

[Le détenteur reconnait qu'il accepte que le présent certificat et la convention de fiducie, ainsi que toute convention supplémentaire à la convention de fiducie, soient rédigés dans la langue anglaise seulement.]

[Signature Page to Follow]

IN WITNESS WHEREOF this Note has been executed by Computershare Trust Company of Canada, trustee of Golden Credit Card Trust, as of the ● day of ●, 202●.

GOLDEN CREDIT CARD TRUST, by COMPUTERSHARE TRUST COMPANY OF CANADA, as Issuer Trustee

By:
Name:
Title:

By:
Name:
Title:

INDENTURE TRUSTEE'S CERTIFICATE

This Note is one of the [●%] Credit Card Receivables-Backed Class B [Floating Rate] Notes, Series 202●-●, referred to in the Trust Indenture and the Supplemental Indenture within mentioned.

CIBC MELLON TRUST COMPANY, as Indenture Trustee

By:
Name:
Title:

TRANSFER FORM

FOR VALUE RECEIVED the undersigned sells, assigns and transfers unto the within [●%] Credit Card Receivables-Backed Class B [Floating Rate] Note, Series 202●-●, of Golden Credit Card Trust and hereby irrevocably constitutes and appoints attorney to transfer the said [●%] Credit Card Receivables-Backed Class B [Floating Rate] Note, Series 202●-● on the register for the [●%] Credit Card Receivables-Backed Class B [Floating Rate] Notes, Series 202●-●, with full power of substitution in the premises.

*(Signature of Transferor)

Dated

*Signature must be guaranteed by a Canadian chartered bank, a major trust company in Canada, a member of the Transfer Association Medallion (Stamp) Program, a member of the Investment Dealers Association of Canada or a member firm of the TSX, a national securities exchange in the United States or Nasdaq.

REGISTRATION PANEL

(No writing on this panel except
by the Indenture Trustee or other Registrar)

Date of Registration	In Whose Name Registered	Signature of Indenture Trustee or Other Registrar

● ●, 202●	Cede & Co.

[SCHEDULE C

FORM OF CLASS C NOTES

See attached.]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUST (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES. THIS NOTE MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND ALL APPLICABLE SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, AND ONLY (I) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”) WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (II) PURSUANT TO RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT FOR OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES, OR (III) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES AND BLUE SKY LAWS, SUBJECT TO THE RIGHT OF THE TRUST AND THE INDENTURE TRUSTEE, BEFORE ANY OFFER, SALE OR OTHER TRANSFER PURSUANT TO CLAUSE (II) OR (III), TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATES AND/OR OTHER INFORMATION SATISFACTORY TO THE TRUST AND THE INDENTURE TRUSTEE, IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF THE STATES OF THE UNITED STATES. EACH PURCHASER WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE TRUST INDENTURE AND THE SERIES 202●-● SUPPLEMENTAL INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE TRUST, THE INDENTURE TRUSTEE OR ANY INTERMEDIARY.]

2

BY YOUR ACQUISITION OF THIS NOTE OR ANY INTEREST HEREIN, YOU SHALL BE DEEMED TO REPRESENT, COVENANT AND AGREE FOR THE BENEFIT OF THE TRUST, THE TRUSTEES, THE INITIAL PURCHASERS, THE SERVICER, AND THE SELLER THAT EITHER (A) YOU ARE NOT A PLAN (AS DEFINED BELOW) AND THAT YOU ARE NOT PURCHASING OR HOLDING SUCH NOTE OR ANY INTEREST HEREIN ON BEHALF OF, OR WITH THE ASSETS OF, A PLAN OR (B) YOUR PURCHASE, HOLDING AND DISPOSITION OF THIS NOTE OR INTEREST HEREIN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA (AS DEFINED BELOW), SECTION 4975 OF THE CODE (AS DEFINED BELOW) OR ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW. FOR THESE PURPOSES, A “PLAN” INCLUDES AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (EACH, A “BENEFIT PLAN ENTITY”) OR ANY OTHER PLAN THAT IS SUBJECT TO ANY LAW SUBSTANTIALLY SIMILAR TO PART 4 OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”).

[●%] CREDIT CARD RECEIVABLES-BACKED CLASS C [FLOATING RATE] NOTES
SERIES 202●-●

CUSIP No. ●

No. 001	U.S.$ ●

GOLDEN CREDIT CARD TRUST

(A trust established under the laws of the Province of Ontario)

[●%] CREDIT CARD RECEIVABLES-BACKED CLASS C [FLOATING RATE] NOTES, SERIES 202●-●

Expected Final Payment Date: ●, 202●

Computershare Trust Company of Canada (the “Issuer Trustee”), as trustee of Golden Credit Card Trust (the “Trust”), for value received hereby promises to pay to Cede & Co., the registered holder hereof, or its registered assigns (the “Noteholder”), the principal sum of ● U.S. Dollars (U.S.$ ●) at the main branch of Royal Bank of Canada in the City of Toronto and to pay interest as hereinafter set forth. Subject to the occurrence of a Related Event of Default which has not been waived or remedied, the aggregate unpaid principal amount of the [●%] Credit Card Receivables-Backed Class C [Floating Rate] Notes, Series 202●-●, (the “Series 202●-● Class C Notes”) shall be due and payable on the Expected Final Payment Date or, after the occurrence of a Related Event of Default, on each [Class C Note] Interest Payment Date until paid, in each case, in accordance with the terms of the Trust Indenture and the Supplemental Indenture. Capitalized terms used in this Note and not defined herein shall have the meanings assigned thereto in the Trust Indenture and the Supplemental Indenture.

Interest shall accrue on the aggregate unpaid principal amount at an annual rate of interest equal to the [then applicable] Class C Note Interest Rate and shall be payable monthly in arrears on each [Class C Note] Interest Payment Date, commencing on ●, 202● (each a “Payment Date”). Interest to be paid on any Payment Date will accrue from and including the preceding Payment Date (or, in the case of the first Payment Date, from and including the date hereof) to but excluding such Payment Date and will be calculated on the basis of [a 30 day period] [the actual number of days in the applicable Interest Period] and a 360 day year.

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Interest due but not paid on any Payment Date will be due and payable on the next succeeding Payment Date together with additional interest on such amount calculated at the then applicable Class C Note Interest Rate from the due date until paid, provided that such interest on unpaid interest will be calculated on the basis of the actual number of days in the applicable Interest Period and a 365 or 366 day year, as applicable.

Interest on the Series 202●-● Class C Notes shall be payable until the earlier of (A) the repayment in full of the Series 202●-● Class C Notes and (B) the Prescription Date.

So long as the holder hereof is a Clearing Agency or a nominee thereof, payments under this Note shall be made by wire transfer to the Clearing Agency or by the delivery to the Clearing Agency of a cheque negotiable at par at any branch in Canada of Royal Bank of Canada in the amount of such payment at or before 11:00 a.m. (Toronto time) on the Payment Date. Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Trust or its agent for registration of transfer, exchange, or payment, and any note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

This Note and all other Series 202●-● Class C Notes authenticated and issued under the Trust Indenture and the Supplemental Indenture (as such terms are defined below) rank pari passu according to their tenor without discrimination, preference or priority. This Note is one of the Notes issued under a trust indenture (the “Trust Indenture”) dated as of July 9, 1999 as supplemented as of April 22, 2008 and as of January 26, 2017 between the Trust (by the Issuer Trustee) and CIBC Mellon Trust Company (the “Indenture Trustee”) and the Related Supplement (the “Supplemental Indenture”) to the Trust Indenture dated as of ●, 202● between the Trust (by the Issuer Trustee) and the Indenture Trustee in respect of, inter alia, the Series 202●-● Class C Notes. The provisions of this Note are qualified in their entirety by the provisions of the Trust Indenture and the Supplemental Indenture. Reference to the Trust Indenture and the Supplemental Indenture is hereby made for a description of the terms and conditions of the Notes, all to the same effect as if the provisions of the Trust Indenture and such instruments supplemental thereto were herein set forth, to all of which provisions the Noteholder, by acceptance hereof, assents.

The Trust Indenture contains provisions for the holding of meetings of Noteholders (and rendering resolutions passed at such meetings and instruments in writing signed by the holders of a specified percentage of Notes outstanding) binding upon all Noteholders, subject to the provisions of the Trust Indenture.

The Issuer Trustee has entered into the Trust Indenture and the Supplemental Indenture and issued this Note in its capacity as trustee of the Trust and not in its personal capacity. The liability of the Issuer Trustee hereunder and under the Trust Indenture and the Supplemental Indenture is limited to the assets of the Trust. No other property or assets of the Issuer Trustee, whether owned by it in its personal capacity or otherwise, will be subject to levy, execution or other enforcement procedures with regard to any obligation hereunder or under the Trust Indenture and the Supplemental Indenture.

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This Note will not entitle the Noteholder to any benefits under the Trust Indenture and the Supplemental Indenture or become valid or obligatory for any purpose until it has been countersigned by the Indenture Trustee.

The principal of, and interest on, this Note are payable in such coin or currency of the United States of America as is legal tender for the payment of public and private debts. All payments made by the Trust with respect to this Note shall be applied first to interest due and payable on this Note and then to the unpaid principal of this Note.

All Series 202●-● Class C Notes are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Trust Indenture and the Supplemental Indenture.

The principal of this Note will be due and payable in full on the Expected Final Payment Date in the amount described above. Notwithstanding the foregoing, the entire unpaid principal amount of this Note shall be due and payable on the date on which a Related Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders have declared this Note to be immediately due and payable in the manner provided in the Trust Indenture and the Supplemental Indenture.

Prior to the due presentment for registration of transfer of this Note, the Trust, the Indenture Trustee and any agent of the Trust or the Indenture Trustee may treat the Person in whose name this Note (as of the Record Date or as of such other date as may be specified in the Trust Indenture as supplemented by the Supplemental Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Trust, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Trust Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Trust and the rights of Noteholders under the Trust Indenture at any time by the Trust with the consent of the Noteholders representing specified percentages of Notes outstanding on behalf of all Noteholders, and to waive compliance by the Trust with certain provisions of the Trust Indenture and certain past defaults under the Trust Indenture and their consequences. The Trust Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Trust Indenture without Noteholders consent.

THIS NOTE, THE TRUST INDENTURE AND THE SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO AND THE LAWS OF CANADA APPLICABLE THEREIN.

The Noteholder by the acceptance hereof agrees that, except as expressly provided in the Trust Indenture and the Supplemental Indenture, such Noteholder shall have no claim against the Trust, the Issuer Trustee and the Indenture Trustee for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Trust for any and all liabilities, obligations and undertakings contained in the Trust Indenture, the Supplemental Indenture or in this Note.

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[Le détenteur reconnait qu'il accepte que le présent certificat et la convention de fiducie, ainsi que toute convention supplémentaire à la convention de fiducie, soient rédigés dans la langue anglaise seulement.]

[Signature Page to Follow]

IN WITNESS WHEREOF this Note has been executed by Computershare Trust Company of Canada, trustee of Golden Credit Card Trust, as of the ● day of ●, 202●.

GOLDEN CREDIT CARD TRUST, by COMPUTERSHARE TRUST COMPANY OF CANADA, as Issuer Trustee

By:
Name:
Title:

By:
Name:
Title:

INDENTURE TRUSTEE'S CERTIFICATE

This Note is one of the [●%] Credit Card Receivables-Backed Class C [Floating Rate] Notes, Series 202●-●, referred to in the Trust Indenture and the Supplemental Indenture within mentioned.

CIBC MELLON TRUST COMPANY, as Indenture Trustee

By:
Name:
Title:

TRANSFER FORM

FOR VALUE RECEIVED the undersigned sells, assigns and transfers unto the within [●%] Credit Card Receivables-Backed Class C [Floating Rate] Note, Series 202●-●, of Golden Credit Card Trust and hereby irrevocably constitutes and appoints attorney to transfer the said [●%] Credit Card Receivables-Backed Class C [Floating Rate] Note, Series 202●-● on the register for the [●%] Credit Card Receivables-Backed Class C [Floating Rate] Notes, Series 202●-●, with full power of substitution in the premises.

*(Signature of Transferor)

Dated

*Signature must be guaranteed by a Canadian chartered bank, a major trust company in Canada, a member of the Transfer Association Medallion (Stamp) Program, a member of the Investment Dealers Association of Canada or a member firm of the TSX, a national securities exchange in the United States or Nasdaq.

REGISTRATION PANEL

(No writing on this panel except
by the Indenture Trustee or other Registrar)

Date of Registration	In Whose Name Registered	Signature of Indenture Trustee or Other Registrar

● ●, 202●	Cede & Co.

SCHEDULE D

CLASS A NOTE LIQUIDATION ACCOUNT
FOR THE CLASS A NOTES

Name of Eligible Institution:	Royal Bank of Canada

Address of Eligible Institution:	[RBC Centre 13th Floor 155 Wellington Street West Toronto Ontario M5V 3K7]

Account No.:	●

Transit No.:	●

Designation of Account:	Golden Credit Card Trust Series 202●-● Class A Note Liquidation Account

Signing Authorities:	Any two persons who are so authorized by an officer of CIBC Mellon Trust Company.

Currency:	U.S. Dollars

[SCHEDULE E

CLASS B NOTE LIQUIDATION ACCOUNT
FOR THE CLASS B NOTES

Name of Eligible Institution:	Royal Bank of Canada

Address of Eligible Institution:	[RBC Centre 13th Floor 155 Wellington Street West Toronto Ontario M5V 3K7]

Account No.:	●

Transit No.:	●

Designation of Account:	Golden Credit Card Trust Series 202●-● Class B Note Liquidation Account

Signing Authorities:	Any two persons who are so authorized by an officer of CIBC Mellon Trust Company.

Currency:	[U.S. Dollars] [CDN$]]

[SCHEDULE F

CLASS C NOTE LIQUIDATION ACCOUNT
FOR THE CLASS C NOTES

Name of Eligible Institution:	Royal Bank of Canada

Address of Eligible Institution:	[RBC Centre 13th Floor 155 Wellington Street West Toronto Ontario M5V 3K7]

Account No.:	●

Transit No.:	●

Designation of Account:	Golden Credit Card Trust Series 202●-● Class C Note Liquidation Account

Signing Authorities:	Any two persons who are so authorized by an officer of CIBC Mellon Trust Company.

Currency:	[U.S. Dollars] [CDN$]]

SCHEDULE G

SWAP COLLATERAL ACCOUNT

Name of Eligible Institution:	Royal Bank of Canada

Address of Eligible Institution:	[RBC Centre 13th Floor 155 Wellington Street West Toronto Ontario M5V 3K7]

Account No.:	●

Transit No.:	●

Designation of Account:	Golden Credit Card Trust Series 202●-● Swap Collateral Account

Signing Authorities:	Any two persons who are so authorized by an officer of Royal Bank of Canada.

Currency:	U.S. Dollars

[SCHEDULE H

TRANSFER CERTIFICATES]

[FORM OF CERTIFICATE FOR EXCHANGE OF SERIES 202●-●
[CLASS B NOTES] [AND] [CLASS C NOTES]
(exchanges or transfers pursuant to Section 2.02 of the Series 202●-● Supplemental Indenture)

CIBC Mellon Trust Company, as Indenture Trustee

1 York Street, 6th Floor

Toronto, ON

M5J 0B6

Re: Golden Credit Card Trust, [Class B Notes] [and] [Class C Notes], Series 202●-●

Reference is hereby made to the Series 202●-● Supplemental Indenture, dated as of ● ●, 202●, between Golden Credit Card Trust (the "Trust") and CIBC Mellon Trust Company, as indenture trustee (in such capacity, the "Indenture Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Supplemental Indenture.

This letter relates to US$_______ of the Series 202●-● [Class B Notes] [and] [Class C Notes] that are held in the name of ___________ as a definitive note (CUSIP No. _________) (the "Notes"). The undersigned hereby certifies that (i) it is the sole beneficial owner of the attached Notes or (ii) it is acting on behalf of all the beneficial owners of such Notes (the beneficial owner or beneficial owners being referred to as the "Transferor"), is duly authorized by the Transferor to do so and the Transferor has confirmed to the undersigned the truth of the matters certified in this letter.

[For transfer of Rule 144A Notes: In connection with the attached Notes, which are being transferred in accordance with Rule 144A, such transfer is being made only to a person that the Transferor reasonably believes is a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act (a "QIB") who is either purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A, whom the Transferor has informed, that the reoffer, resale, pledge or other transfer is being made in reliance on Rule 144A.]

[For transfer of Regulation S Notes: In connection with the attached Notes, which are being transferred in accordance with Regulation S, the undersigned Transferor (a) acknowledges that the transfer of the Notes to which this certification relates is being made in reliance on Rule 904 of Regulation S (“Regulation S”) under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (b) certifies that (i) it is not an affiliate (as defined in Rule 405 under the U.S. Securities Act) of Golden Credit Card Trust, (ii) the offer of the securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States or (B) the transaction was executed on or through the facilities of a “designated offshore securities market” (as such term is defined in Regulation S), and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (iii) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any “directed selling efforts” (as such term is defined in Regulation S) in the United States in connection with the offer and sale of the securities, (iv) the sale is bona fide and not for the purpose of washing off the resale restrictions imposed because the securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the U.S. Securities Act), (v) the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S with fungible unrestricted securities, and (vi) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act.]

This certificate and the statements contained herein are made for your benefit and for the benefit of the Trust.

By:
Name:
Title:	]